                                                                     EXHIBIT 4.2

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                            WHOLE FOODS MARKET, INC.




                                  $268,507,000
            ZERO COUPON CONVERTIBLE SUBORDINATED DEBENTURES DUE 2018


                              ___________________



                                   INDENTURE

                           DATED AS OF MARCH 2, 1998


                              ___________________



                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                    TRUSTEE


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     INDENTURE dated as of March 2, 1998, between Whole Foods Market, Inc., a
Texas corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1), and Chase Bank of Texas, National Association, a national banking association, as trustee hereunder (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1).

                              W I T N E S S E T H:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its Zero Coupon Convertible Subordinated Debentures due 2018 (hereinafter sometimes called the "Debentures"), in an aggregate principal amount not to exceed $268,507,000 ($308,807,000 if the overallotment option is exercised in full) and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;

     WHEREAS, the Debentures, the certificate of authentication to be borne by the Debentures, a form of assignment, a form of option to elect repurchase upon a Change in Control and a form of conversion notice to be borne by the Debentures are to be substantially in the forms hereinafter provided for; and

     WHEREAS, all acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Debentures are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Debentures by the Holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Debentures (except as otherwise provided below), as follows:

ARTICLE I

                                  DEFINITIONS

     Section 1.1.  Definitions.

     The terms defined in this Section 1.1 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture.

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

The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Debenture Registrar, Paying Agent or Conversion Agent or any successor thereto.

     "Board of Directors" means either the Board of Directors of the Company or any committee of such Board duly authorized to act for it hereunder.

     "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed.

     "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with generally accepted accounting principles; the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

     "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Common Stock" means the common stock, no par value per share, of the Company.

     "Company" means Whole Foods Market, Inc. until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman, its, Chief Executive Officer, its President, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Corporate Trust Office" means the principal offices of the Trustee at which at any particular time its corporate trust business shall be administered, which offices as of the date of this Indenture are located at 700 Lavaca, 5th Floor, Austin, Texas 78701.

     "Custodian" means Chase Bank of Texas, National Association, as custodian with respect to the Debentures in global form, or any successor entity thereto.


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     "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.

     "Depositary" means, with respect to the Debentures issued or issuable in whole or in part in global form, the Person designated as Depositary by the Company pursuant to Section 2.8 with respect to such Debentures (or any successor thereto).

     "Designated Senior Indebtedness" means the Company's Indebtedness outstanding from time to time under its revolving credit facility and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

     "Event of Default" means any event specified in Section 7.1(a), (b), (c),
(d), (e), (f), or (g).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Final Maturity" or "Final Maturity Date" means March 2, 2018.

     "Holder" or "Debentureholder" means a Person in whose name a Debenture is registered on the Debenture Register.

     "Indebtedness" means, with respect to any Person, and without duplication,
(a) the principal of and premium, if any, and interest on, and fees, costs, enforcement expenses, collateral protection expenses and other reimbursement or indemnity obligations in respect to all indebtedness or obligations of the Company to any Person, including but not limited to banks and other lending institutions, for money borrowed that is evidenced by a note, bond, loan agreement, or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent reimbursement obligations in respect of amounts paid under letters of credit),
(b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of Capitalized Lease Obligations on the balance sheet of such Person, (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through
(d), (f) any indebtedness or other obligations, excluding any operating leases the Company is currently (or may become) a party to, described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals,


                                       3
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extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

     "Indenture" means this instrument as originally executed or, if supplemented or amended as herein provided, as so supplemented or amended.

     "Initial Purchasers" means BT Alex. Brown Incorporated and Morgan Stanley & Co. Incorporated.

     "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "Issue Date" of any Debenture means the date on which the Debenture was originally issued or deemed issued as set forth on the face of the Debenture.

     "Issue Price" of any Debenture means, in connection with the original issuance of such Debenture, the initial issue price at which the Debenture is issued as set forth on the face of the Debenture.

     "Liquidated Damages" shall have the meaning specified in the Registration Rights Agreement.

     "Officer" means the Chairman of the Board, the President, the Chief Financial Officer, the Controller, the Secretary, any Assistant Secretary or any Vice President of the Company.

     "Officer's Certificate" means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer or a Vice President of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

     "Original Issue Discount" of any Debenture means the difference between the Issue Price and the Principal Amount of the Debenture as set forth on the face of the Debenture. For purposes of this Indenture and the Debentures, accrual of Original Issue Discount shall be calculated on the basis of a 360 day year of twelve 30 day months.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, association, joint stock company, unincorporated organization or government or any agency or political subdivision thereof.

     "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

     "Principal" "Principal Amount" or "principal" of a debt security, including the Debentures, means the principal of the security plus, when appropriate, the premium, if any, on the security.

     "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

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

     "Redemption Date," when used with respect to any Debenture to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Debenture to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of March 2, 1998, between the Company and the Initial Purchasers.

     "Regulation D" means Regulation D promulgated under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Representative" means the indenture trustee or other trustee, agent or representative for the holders of any Senior Indebtedness.

     "SEC" or "Commission" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Debentures or expressly provides that such Indebtedness is "pari passu" with or "junior" to the Debentures.
Notwithstanding the foregoing, the term Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company.

     "Subsidiary" means with respect to any Person, (i) any corporation, limited liability company, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more Subsidiaries of such person (or a combination thereof) and (ii) any partnership
(a) the sole general partner or managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or one or more Subsidiaries of such Person (or any combination thereof).

     "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. (SS) 77aaa-77666), as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date of this Indenture, except as provided in Sections
11.3 and 15.12 of this Indenture, and except

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to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

     "Trading Day" or "trading day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the exchange or market in which such security is traded.

     "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

     "Trust Officer" means any officer or corporate trust officer or assistant corporate trust officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

     "U.S. Government Obligations" means direct noncallable obligations of, or noncallable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States is pledged.

     "Vice President" when used with respect to the Company, means any duly appointed vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     Section 1.2.  Other Definitions.

     TERM                                        DEFINED IN SECTION
     "Change in Control"                             Section 3.9
     "Change in Control Purchase Date"               Section 3.9
     "Change in Control Purchase Notice"             Section 3.9
     "Change in Control Purchase Price"              Section 3.9
     "Closing Price"                                 Section 15.6
     "Conversion Agent"                              Section 2.5
     "Conversion Rate"                               Section 15.1
     "Current Market Price"                          Section 15.6
     "Debenture Registrar"                           Section 2.8
     "Distributed Securities"                        Section 15.6
     "Expiration Time"                               Section 15.6
     "Global Debenture"                              Section 2.8(b)
     "Investment Letter"                             Section 2.8(b)
     "Legal Holiday"                                 Section 16.6
     "Paying Agent"                                  Section 2.5
     "Payment Blockage Notice"                       Section 4.2
     "Purchase Date"                                 Section 3.8
     "Purchase Note"                                 Section 3.8
     "Purchase Price                                 Section 3.8
     "Purchased Shares"                              Section 15.6
     "Record Date"                                   Section 15.6


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     "Regulation D Global Debenture"                 Section 2.8(b)
     "Rule 144A Global Debenture"                    Section 2.8(b)


     Section 1.3.  Rules of Construction.

     Unless the context otherwise requires:

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          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect on the date hereof, and any reference in this Indenture to "generally accepted accounting principles" refers to generally accepted accounting principles in effect on the date hereof;

          (3) words in the singular include the plural, and words in the plural include the singular;

          (4) provisions apply to successive events and transactions; and

          (5) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

                                THE DEBENTURES


     Section 2.1.  Designation, Amount and Issue of Debentures.

     The Debentures shall be designated as "Zero Coupon Convertible
Subordinated Debentures due 2018." Debentures not to exceed the aggregate principal amount of $268,507,000 (or $308,807,000 if the over-allotment option set forth in Section 2(b) of the Purchase Agreement, dated February 25, 1998, by and between the Company and the Initial Purchasers is exercised in full, the "Over-Allotment Option") upon the execution of this Indenture, or (except pursuant to Sections 2.8, 2.9, 3.9 and 15.2 hereof) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company, signed by its (a) Chairman of the Board, President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, without any further action by the Company hereunder.

     Section 2.2.  Form of Debentures.

     The Debentures and the Trustee's certificate of authentication to be borne by such Debentures shall be substantially in the form set forth in Exhibit A, which is incorporated in and part of this Indenture.

     Any of the Debentures may have such letters, numbers or other marks of identification

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and such notations, legends and endorsements as the Officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Debentures may be listed, or to conform to usage.

     Any Debenture in global form shall represent such of the outstanding Debentures as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon and that the aggregate amount of outstanding Debentures represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Debenture in global form to reflect the amount of any increase or decrease in the amount of outstanding Debentures represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the Holder of such Debentures in accordance with this Indenture. Payment of Principal, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, and Change in Control Purchase Price on any Debenture in global form shall be made to the Holder of such Debenture.

     The terms and provisions contained in the form of Debenture attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Debenture, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

     Section 2.3.  Date and Denomination of Debentures.

     The Debentures shall be issuable in registered form in denominations of $1,000 principal amount at the Final Maturity Date. Every Debenture shall be dated March 2, 1998.

     Section 2.4.  Execution of Debentures.

     The Debentures shall be signed in the name and on behalf of the Company by the manual or facsimile signage of its Chairman of the Board, the Chief Executive Officer, President, the Chief Financial Officer, or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the manual or facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Debentures as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Debenture attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 16.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

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

     In case any Officer who shall have signed any of the Debentures shall cease to be such Officer before the Debentures so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debentures nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debentures had not ceased to be such Officer and any Debenture may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debenture, shall be the proper Officers, although at the date of the execution of this Indenture any such Person was not such an Officer.

     The Trustee shall authenticate and deliver Debentures for original issue in an aggregate Principal Amount of up to $268,507,000 upon a Company Order without any further action by the Company; provided, however, that if the Company sells any Debentures pursuant to the Over-Allotment Option, then the Trustee shall also authenticate and deliver additional Debentures for original issue in an aggregate Principal Amount of up to $40,300,000 or such lesser amount of Debentures sold pursuant to the Over-Allotment Option upon a Company Order without any further action by the Company. The aggregate Principal Amount of Debentures outstanding at any time may not exceed the amount set forth in the foregoing sentence, except as provided in Section 2.9 hereof.

     Section 2.5.  Debenture Registrar, Paying Agent and Conversion Agent.

     The Company shall maintain an office or agency where Debentures may be presented for registration of transfer or for exchange (the "Debenture Registrar"), an office or agency where Debentures may be presented for payment (the "Paying Agent"), an office or agency where Debentures may be presented for conversion (the "Conversion Agent") and an office or agency where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Debenture Registrar shall keep a register of the Debentures and of their transfer and exchange.

     The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Debenture Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such. Subject to the provisions of this Indenture, the Company or any Affiliate of the Company may act as Paying Agent, Debenture Registrar or Conversion Agent. The Company may appoint one or more co-Debenture Registrars, acceptable to the Trustee, in accordance with Section 5.3.

     The Company initially appoints the Trustee as Debenture Registrar, Paying Agent, Conversion Agent and agent for service of notices and demands in connection with the Debentures.

     Section 2.6.  Paying Agent to Hold Money in Trust.

     Except as otherwise provided herein, prior to or on each due date of payments in respect of any Security, the Company shall deposit with the Paying Agent a sum of money or securities sufficient to make such payments when such payments are due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money and securities held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the written request of the Trustee, forthwith pay to the Trustee all money and securities so held in trust. If the Company or an Affiliate of the Company acts as Paying Agent, it shall segregate the money and securities held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money and securities held by it to the Trustee and to account for any funds and securities disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money or securities.

     Section 2.7.  Debentureholder Lists.

     The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Debenture Registrar, the Company shall cause to be furnished to the Trustee at least semiannually on April 1 and October 1 a listing of Holders dated within 15 days of the date on which the list is furnished and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders, and the Company shall otherwise comply with TIA
Section 312(a).

     Section 2.8. Exchange and Registration of Transfer of Debentures; Restrictions on Transfer; Depositary.

     (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.3 being herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Debenture Register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time.

               Upon surrender for registration of transfer of any Debenture to the Debenture Registrar or any co-Debenture Registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.8, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

               Debentures may be exchanged for other Debentures of any authorized denominations and of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.3. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

               All Debentures issued upon any registration of transfer or exchange of Debentures shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such registration of transfer or exchange.

               All Debentures presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, and the Debentures shall be duly executed by the Debentureholder thereof or his attorney duly authorized in writing.

               No service charge shall be made for any registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Debentures.

               Neither the Company nor the Trustee nor any Debenture Registrar nor any co-Debenture Registrar shall be required to exchange or register a transfer of (a) any Debentures for a period of 15 days next preceding any selection of Debentures to be redeemed or (b) any Debentures or portions thereof called for redemption pursuant to Article III or (c) any Debentures or portions thereof surrendered for conversion pursuant to Article XV or (d) any Securities or portion thereof surrendered for purchase or redemption (and not withdrawn) pursuant to Sections 3.08 or 3.09, respectively.

               (b) So long as the Debentures are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Debentures to be traded (i) on the PORTAL Market shall be represented by a Debenture in global form (the "Rule 144A Global Debenture") or (ii) to an Institutional Accredited Investor that, prior to such transfer, is required to furnish to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Debentures ("Investment Letter"), shall be represented by a Debenture in global form (the "Regulation D Global Debenture") (the Rule 144A Global Debenture and the Regulation D Global Debenture are collectively referred to in this Indenture as the "Global Debenture"), the Rule 144A Global Debenture and the Regulation D Global Debenture being registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in the Global Debenture, which does not involve the issuance of a Debenture in certificated form, shall be effected through the Depositary, in accordance with this Indenture (including restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

               At any time at the request of the beneficial Holder of an interest in the Global Debenture to obtain a Debenture in certificated form, such beneficial Holder shall be entitled to obtain a Debenture in certificated form upon written request to the Trustee and the Custodian in accordance with the standing instructions and procedures existing between the Custodian and Depositary for the issuance thereof. Upon receipt of any such request, the Trustee, or the Custodian at the discretion of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Rule 144A Global Debenture or the Regulation D Global Debenture, as appropriate, to be reduced by the principal amount of the Debenture in certified form issued upon such request to such beneficial Holder and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to such beneficial Holder (or its nominee) a Debenture or Debentures in certificated form in the appropriate aggregate principal amount in the name of such beneficial Holder (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

               Any transfer of a beneficial interest in the Global Debenture which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a Debenture or Debentures in certificated form registered in the name of the transferee (or its nominee) on the books maintained by the Debenture Registrar in accordance with the transfer restrictions set forth herein. With respect to any such transfer, the Trustee, or the Custodian at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Rule 144A Global Debenture or the Regulation D Global Debenture, as appropriate, to be reduced by the principal amount of the respective beneficial interest in the

Rule 144A Global Debenture or the Regulation D Global Debenture, respectively, being transferred and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to the transferee (or such transferee's nominee, as the case may be), a Debenture or Debentures in certificated form in the appropriate aggregate principal amount in the name of such transferee (or its nominee) bearing such restrictive legends as may be registered by this Indenture.

               (c) So long as the Debentures are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a Debenture in certificated form to a QIB in accordance with Rule 144A or an Institutional Accredited Investor that is required to deliver a Investment Letter, and upon receipt of the Debenture or Debentures in certificated form being so transferred, together with a certification from the transferor that the transferee is a QIB or an Institutional Accredited Investor (and, in the case of an Institutional Accredited Investor, that such transferee has delivered an Investment Letter) the Trustee shall make, or direct the Custodian to make, an endorsement on the Rule 144A Global Debenture or the Regulation D Global Debenture, as appropriate, to reflect an increase in the aggregate principal amount of the Debentures represented by the Rule 144A Global Debenture or the Regulation D Global Debenture, and the Trustee shall cancel such Debenture or Debentures in certificated form and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Debentures represented by the Rule 144A Global Debenture or the Regulation D Global Debenture, as appropriate, to be increased accordingly provided that no Debenture in certificated form, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be included in the Global Debenture until such Debenture in certificated form is freely tradable in accordance with Rule 144(k) provided further that the Trustee shall issue Debentures in certificated form upon any transfer of a beneficial interest in the Global Debenture to the Company or an Affiliate of the Company.

               Any Global Debenture may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Debentures to be tradable on the PORTAL Market or as may be required for the Debentures to be tradable on any other market developed for trading of securities pursuant to Rule 144A under the Securities Act or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Debentures may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Debentures are subject.

               (d) Every Debenture that bears or is required under this Section 2.8(d) to bear the legend set forth in this Section 2.8(d) (together with any Common Stock issued upon conversion of the Debentures and required to bear the legend set forth in Section 2.8(e), collectively, the "Restricted Debentures") shall be subject to the restrictions on transfer set forth in this Section 2.8(d) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company (with written notice to the Trustee), and the Holder of each such Restricted Debenture, by such Debentureholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Section 2.8(d) and 2.8(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Debenture.

               Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any certificate evidencing such Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion therefor, which shall bear the legend set forth in Section 2.8(e), if applicable) shall bear a legend in substantially the following form, unless such Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), or unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

     THE DEBENTURE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE DEBENTURE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH DEBENTURES EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE DEBENTURE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE DEBENTURE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS DEBENTURE TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C) OR (D) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLE REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO,

THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON ANY TRANSFER OF THE DEBENTURE EVIDENCED HEREBY UPON THE RESTRICTION TERMINATION DATE.

               Any Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Debenture for exchange to the Debenture Registrar in accordance with the provisions of this Section 2.8, be exchanged for a new Debenture or Debentures, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.8(d).

               Notwithstanding any other provisions of this Indenture (other than the provisions set forth in the second paragraph of Section 2.8(b) and in this Section 2.8(d), a Global Debenture may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

               The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Debenture. Initially, the Rule 144A Global Debenture and the Regulation D Global Debenture shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

               The Trustee is hereby authorized and requested to execute and deliver a Letter of Representation to the Depositary and, in connection with any successor nominee for the Depositary or any successor Depositary, enter into comparable arrangements, and shall have the same rights with respect to its actions thereunder as it has with respect to its action under this Indenture.

               If at any time the Depositary for the Global Debenture notifies the Company that it is unwilling or unable to continue as Depositary for the Global Debenture, the Company may appoint a successor Depositary with respect to such Global Debenture. If a successor Depositary is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Debentures, will authenticate and deliver, Debentures in certificated form, in an aggregate principal amount equal to the principal amount of the Global Debenture, in exchange for the Global Debenture.

               Debentures in certificated form issued in exchange for all or a part of a Global Debenture pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instruction from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Debentures in certificated form to the Persons in whose names such Debentures in certificated form are so registered.

               At such time as all interests in a Global Debenture have been redeemed, repurchased, converted, canceled, exchanged for Debentures in certificated form, or transferred to a transferee who receives Debentures in certificated form, such Global Debenture shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Debenture is exchanged for Debentures in certificated form, redeemed, converted, repurchased or canceled, or transferred to a transferee who receives Debentures in certificated form therefor or any Debenture in certificated form is exchanged or transferred for part of a Global Debenture, the principal amount of such Global Debenture shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Debenture, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase. In the event of any transfer of any beneficial interest between the Rule 144A Global Debenture and the Regulation D Global Debenture in accordance with the standing procedures and instruction between the Depositary and the Custodian and the transfer restrictions set forth herein, the aggregate principal amount of each of the Rule 144A Global Debenture and the Regulation D Global Debenture shall be appropriately increased or decreased, as the case may be, and an endorsement shall be made on each of the Rule 144A Global Debenture and the Regulation D Global Debenture by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

               (e) Until the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), any stock certificate representing Common Stock issued upon conversion of a Security shall bear a legend in substantially the following form, unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Securities that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock:

     THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT", OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) (THE "RESTRICTION TERMINATION DATE"); (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO SECURITIES TRANSFER CORP., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS IN TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE)), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR
(E)

PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO SUCH TRANSFER BEFORE THE RESTRICTION TERMINATION DATE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(E) ABOVE), IT WILL FURNISH SECURITIES TRANSFER CORP., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(E) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HERE PURSUANT TO CLAUSE 1(E) ABOVE OR UPON THE RESTRICTION TERMINATION DATE.

               Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.8(e).

               (f) Any Debenture or Common Stock issued upon the conversion or exchange of a Debenture that, prior to the expiration of the holding period applicable to sales thereof under Rule l44(k) under the Securities Act (or any successor provision), is purchased or owned by the Company or any Affiliate thereof may not be resold by the Company or such Affiliate unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in such Securities or Common Stock, as the case may be, no longer being "restricted securities" (as defined under Rule 144).

     Section 2.9.  Mutilated, Destroyed, Lost or Stolen Debentures.

     In case any Debenture shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Debenture, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by each of them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Debenture and of the ownership thereof.

     The Trustee or such authenticating agent may authenticate any such substituted Debenture and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debenture which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Debenture), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent or Conversion Agent of the destruction, loss or theft of such Debenture and of the ownership thereof.

     Every substitute Debenture issued pursuant to the provisions of this
Section 2.9 by virtue of the fact that any Debenture is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionally with any and all other Debentures duly issued hereunder. To the extent permitted by law, all Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Debentures and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

     Section 2.10.  Treasury Debentures.

     In determining whether the Holders of the required principal amount of Debentures have concurred in any notice, direction, waiver or consent, Debentures owned by the Company or any other obligor on the Debentures or by any Affiliate of the Company or of such other obligor on the Debentures shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Debentures which the Trustee knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Debentures and that the pledgee is not the Company or any other obligor on the Debentures or any Affiliate of the Company or of such other obligor.

     Section 2.11.  Temporary Debentures.

     Until definitive Debentures are ready for delivery, the Company may prepare and execute, and, upon the order of the Company, the Trustee shall authenticate and deliver temporary Debentures. Temporary Debentures shall be substantially in the form of definitive Debentures but may have variation that the Company with the consent of the Trustee considers appropriate for temporary Debentures. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Debentures in exchange for temporary Debentures.

     Section 2.12.  Cancellation.

     All Debentures surrendered for the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Debenture Registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Debentures shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture provided that any Debenture or portion thereof surrendered for repurchase shall only be canceled at such time as such Debenture or portion thereof has been repurchased pursuant to Article III hereof. The Trustee shall destroy canceled Debentures (unless the Company directs it to do otherwise) and, after such destruction, shall, if requested by the Company, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Debentures, such acquisitions shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

     Section 2.13.  Persons Deemed Owners.

     Prior to due presentment of a Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Debenture is registered as the owner of such Security for the purpose of receiving payment of Principal, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price in respect thereof, for the purpose of conversion and for all other purposes whatsoever, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

ARTICLE III

                           REDEMPTION OF DEBENTURES


     Section 3.1.  Right to Redeem; Notice to Trustee.

     The Company, at its option, may redeem the Debentures in accordance with the provisions of paragraphs 5 and 7 of the Debentures. If the Company elects to redeem Debentures pursuant to paragraph 5 of the Debentures, it shall notify the Trustee in writing of the Redemption Date, the Principal of Debentures to be redeemed and the Redemption Price.

     The Company shall give the notice to the Trustee provided for in this
Section 3.1 at least 30 days but not more than 60 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee). If fewer than all the Debentures are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee.

     Section 3.2.  Selection of Debentures to Be Redeemed.

     If fewer than all of the Debentures are to be redeemed, the Trustee shall, at least 30 days but not more than 60 days prior to the Redemption Date, select the Debentures to be redeemed by lot or, in the Trustee's discretion, on a pro rata basis; provided, however, that such method is not prohibited by any stock exchange or automated quotations system on which the Debentures are then listed or traded, and if both of such methods are so prohibited, the Trustee shall select the Debentures to be redeemed in a manner that (i) the Trustee considers fair and appropriate and (ii) is not so prohibited. The Trustee shall make the selection from the Debentures outstanding and not previously called for redemption. The Trustee shall select for redemption Debentures and portions of Debentures that have Principal Amounts at Final Maturity of $1,000 or in integral multiples of $1,000. Provisions of this Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. The Trustee shall notify the Company promptly of the Debentures or portions of Debentures to be redeemed.

     If any Debenture selected for partial redemption is thereafter surrendered for conversion in part before termination of the conversion right with respect to the portion of the Debenture so selected, the converted portion of such Debenture shall be deemed (so far as may be), solely for purposes of determining the aggregate Principal Amount of Debentures to be redeemed by the Company, to be the portion selected for redemption. Debentures which have been converted during a selection of Debentures to be redeemed may be treated by the Trustee as outstanding for the purpose of such selection. Nothing in this Section 3.2 shall affect the right of any Holder to convert any Debenture pursuant to
Article XV before the termination of the conversion right with respect thereto.

     Section 3.3.  Notice of Redemption.

     At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee and to each Holder of Debentures to be redeemed at such Holder's address as it appears on the Debenture register.

     The notice shall identify the Debentures to be redeemed and shall state:

     (1)  the Redemption Date;

     (2)  the Redemption Price;

     (3)  the Conversion Rate;

     (4)  the name and address of the Paying Agent and the Conversion Agent;

     (5) that Debentures called for redemption must be presented and surrendered to the Paying Agent to collect the Redemption Price;

     (6) that the Debentures called for redemption may be converted at any time before the close of business on the Redemption Date;

     (7) that Holders who wish to convert Debentures must satisfy the requirements in paragraph 9 of the Debentures;

     (8) that, unless the Company defaults in making the redemption payment, the only remaining right of the Holder shall be to receive payment of the Redemption Price upon presentation and surrender to the Paying Agent of the Debentures;

     (9) if fewer than all the outstanding Debentures are to be redeemed, the certificate number and Principal Amounts of the particular Debentures to be redeemed;

     (10) that Original Issue Discount on Debentures called for redemption will cease to accrue on and after the Redemption Date; and

     (10) the CUSIP number or numbers for the Debentures called for redemption.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

     Section 3.4.  Effect of Notice of Redemption.

     Once notice of redemption is mailed, Debentures called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, except for Debentures that are converted in accordance with the provisions of Article XV. Upon presentation and surrender to the Paying Agent, Debentures called for redemption shall be paid at the Redemption Price.

     Section 3.5.  Deposit of Redemption Price.

     On or before 10:00 a.m. New York City time on any Redemption Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the Redemption Price of all Debentures to be redeemed on that date, other than Debentures or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall promptly return to the Company any money not required for that purpose because of the conversion of Debentures pursuant to Article XV or otherwise. If such money is instead held by the Company or an Affiliate of the Company in trust and is not required for such purpose because of the conversion of Debentures pursuant to Article XV or otherwise, it shall be discharged from the trust.

     Section 3.6.  Debentures Redeemed in Part.

     Upon presentation and surrender of a Debenture that is redeemed in part, the Company shall execute and the Trustee shall authenticate for and deliver to the Holder a new Debenture equal in principal amount to the unredeemed portion of the Debenture surrendered.

     Section 3.7.  Conversion Arrangement on Call for Redemption.

     In connection with any redemption of Debentures, the Company may arrange for the purchase and conversion of any Debentures by an agreement with one or more investment bankers or other purchasers to purchase such Debentures by paying to the Trustee in trust for the Holders, on or before the date fixed for redemption, an amount not less than the applicable Redemption Price of such Debentures. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the Redemption Price of such Debentures shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the date fixed for redemption), any Debentures not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversions, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Debentures shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Debentures. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Debentures shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify and defend the Trustee from, and hold it harmless against, any claim, action, damage, penalty, judgment, loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Debentures between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

     Section 3.8.  Purchase of Debentures at Option of the Holder.

     (a) General. Debentures shall be purchased by the Company pursuant to paragraph 6 of the Debentures as of March 2, 2003, March 2, 2008 and March 2, 2013 (each, a "Purchase Date"), at the purchase price specified therein (each, a "Purchase Price") at the option of the Holder thereof, upon:

     (1) delivery to the Paying Agent by the Holder of a written notice of purchase (a "Purchase Notice") at any time from the opening of business on the date that is 20 Business Days prior to a Purchase Date until the close of business on such Purchase Date, stating:

     (A) the certificate numbers of the Debentures which the Holder will deliver to be purchased;

     (B) the portion of the Principal Amount at Final Maturity of the Debentures which the Holder will deliver to be purchased, which portion must be $1,000 in Principal Amount or a multiple thereof;

     (C) that such Debentures shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in paragraph 6 of the Debentures and in this Indenture; and

     (D) if the Company elects, pursuant to a Company Notice, to pay the Purchase Price to be paid as of such Purchase Date, in whole or in part, in Common Stock but such portion of the Purchase Price shall ultimately be payable to such Holder in Cash because any of the conditions to the payment of the Purchase Price in Common Stock are not satisfied prior to or on the Purchase Date, as set forth in Section 3.8(d), whether such Holder elects (x) to withdraw such Purchase Notice as to some or all of the Debentures to which such Purchase Notice relates (stating the Principal Amount and certificate numbers of the Debentures as to which such withdrawal shall relate), or (y) to receive Cash in respect of the entire Purchase Price for all Debentures (or portions thereof) to which such Purchase Notice relates; and

     (2) delivery of such Debenture to the Paying Agent prior to, on or after the Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.8 only if the Debenture so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

     If a Holder, in such Holder's Purchase Notice (and in any written notice of withdrawal of a portion of a Holder's Debentures previously submitted for purchase pursuant to a Purchase Notice, the portion that remains subject to the Purchase Notice), fails to indicate such Holder's choice with respect to the election set forth in clause (D) of Section 3.8(a)(1), such Holder shall be deemed to have elected to receive Cash in respect of all Debentures subject to such Purchase Notice in the circumstances set forth in such clause (D).

     The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Debenture if the Principal Amount of such portion is $1,000 at Final Maturity or a multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Debenture also apply to the purchase of such portion of such Debenture.

     Any purchase by the Company contemplated pursuant to the provisions of this
Section 3.8 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Purchase Date and the time of delivery of the Debenture.

     Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Purchase Notice contemplated by this Section 3.8(a) shall have the right at any time prior to the close of business on the Purchase Date to withdraw such Purchase Notice (in whole or in part) by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.10.

     The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

     (b)       Company's Right to Elect Manner of Payment of Purchase Price.
The Company may elect with respect to any Purchase Date to pay the Purchase Price in respect of the Debentures to be purchased pursuant to Section 3.8(a) as of such Purchase Date, in U.S. legal tender ("Cash") or Common Stock, or in any combination of Cash and Common Stock, subject to the conditions set forth in Sections 3.8(c) and (d). The Company shall designate, in the Company Notice delivered pursuant to Section 3.8(e), whether the Company will purchase the Debentures for Cash or Common Stock, or, if a combination thereof, the percentages of the Purchase Price of Debentures in respect of which it will pay in Cash and/or Common Stock; provided that the Company will pay Cash for fractional interests in Common Stock. For purposes of determining the existence of potential fractional interests, all Debentures subject to purchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Debentures are purchased pursuant to this Section 3.8 shall receive the same percentage of Cash and/or Common Stock in payment of the Purchase Price for such Debentures, except (i) as provided in Section 3.8(d) with regard to the payment of Cash in lieu of fractional interests in Common Stock and (ii) in the event that the Company is unable to purchase the Debentures of a Holder or Holders for Common Stock because any necessary qualifications or registrations of the Common Stock under applicable federal or state securities laws cannot be obtained, the Company may purchase the Debentures of such Holder or Holders for Cash. Once the Company has given its Company Notice to Holders the Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid except pursuant to this Section 3.8(b) or Section 3.8(d).

     At least five Business Days before the Company Notice Date (as defined in
Section 3.8(c)), the Company shall deliver an Officers' Certificate to the Trustee specifying:

     (i)       the manner of payment selected by the Company,

     (ii)      the information required by Section 3.8(e),

     (iii) if the Company elects to pay the Purchase Price, or a specified percentage thereof, in Common Stock, that the conditions to such manner of payment set forth in Section 3.8(d) have been or will be complied with, and

     (iv) whether the Company desires the Trustee to give the Company Notice required by Section 3.8(e).

     (c) Purchase with Cash. At the option of the Company, the Purchase Price of Debentures in respect of which a Purchase Notice pursuant to Section 3.8(a) has been given, or a specified percentage thereof, may be paid by the Company with Cash equal to the aggregate Purchase Price, or such specified percentage thereof, as the case may be, of such Debentures. No Debentures may be purchased at the option of the Holders with Cash if there has occurred and is continuing an Event of Default (other than a default in the payment of the Purchase Price with respect to such Debentures).

     (d) Payment by Issuance of Common Stock. At the option of the Company, the Purchase Price of Debentures in respect of which a Purchase Notice pursuant to Section 3.8(a) has been given, or a specified percentage thereof, may be paid by the Company by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the amount of Cash to which the Holders would have been entitled had the Company elected to pay all or such specified percentage, as the case may be, of the Purchase Price of such Debentures in Cash by (ii) the Market Price of a share of Common Stock, subject to the next succeeding paragraph.

     The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead the Company will pay Cash for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the Market Price by such fraction and rounding the product to the nearest whole cent. It is understood that if a Holder elects to have more than one Debenture purchased, the number of shares of Common Stock shall be based on the aggregate amount of Debentures to be purchased.

     The Company's right to exercise its election to purchase the Debentures pursuant to Section 3.8 through the issuance of shares of Common Stock shall be conditioned upon:

     (i) the Company having given timely Company Notice of election to purchase all or a specified percentage of the Debentures with Common Stock as provided herein;

     (ii) the registration of the shares of Common Stock to be issued in respect of the payment of the specified percentage of the Purchase Price under the Securities Act and the Securities Exchange Act of 1934, as amended; unless the shares of Common Stock so issued can be resold by the Debentureholder receiving such shares without registration under the Securities Act pursuant to Rule 144 under the Securities Act or otherwise (unless such Debentureholder is the Company or an Affiliate of the Company);

     (iii) any necessary qualification or registration under applicable state securities laws or the availability of an exemption from such qualification and registration; and

     (iv) the receipt by the Trustee of an Officers' Certificate and an Opinion of Counsel each stating that (A) the terms of the issuance of the Common Stock are in conformity with this Indenture and (B) the shares of Common Stock to be issued by the Company in payment of the specified percentage of the Purchase Price in respect of Debentures have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the specified percentage of the Purchase Price in respect of Debentures, will be validly issued, fully paid and nonassessable, and, in the case of such Officers' Certificate, stating that conditions (i), (ii) and (iii) above have been satisfied and, in the case of such Opinion of Counsel, stating that conditions
(ii) and (iii) above have been satisfied.

     Such Officers' Certificate shall also set forth the number of shares of Common Stock to be issued for each $1,000 Principal Amount at Final Maturity of Debentures and the Sale Price of a share of Common Stock on each Trading Day during the period during which the Market Price is calculated and ending on the Purchase Date. The Company may elect to pay the Purchase Price (or any portion thereof) in Common Stock only if the information necessary to calculate the Market Price is reported in a daily newspaper of national circulation. If any of the conditions set forth in this Section 3.8(d) are not satisfied with respect to a Holder or Holders prior to or on the Purchase Date and the Company elected to purchase the Debentures to be purchased as of such Purchase Date pursuant to this Section 3.8 through the issuance of shares of Common Stock, the Company shall pay the entire Purchase Price in respect of such Debentures of such Holder or Holders in Cash.

     The "Market Price" means the average of the Sale Prices of the Common Stock for the five Trading Day period ending on (if the third Business Day prior to the applicable Purchase Date is a Trading Day or, if it is not a Trading Day then on the last Trading Day prior to) the third Business Day prior to the applicable Purchase Date, appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such five Trading Day period and ending on such Purchase Date, of any event described in Section 15.6, subject, however, to the conditions set forth in Sections 15.7 and 15.8. The "Sale Price" of the Common Stock on any date means the closing per share sale price (or if no closing sale price is reported the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional stock exchange, as reported by the NASDAQ National Market.

     Upon determination of the actual number of shares of Common Stock which the Holder of each $1,000 Principal Amount at Final Maturity of the Debentures will receive, the Company shall publish such determination in a daily newspaper of national circulation.

     (e) Notice of Election. The Company's notices of election to purchase with Cash or Common Stock, or any combination thereof (each a "Company Notice"), shall be sent to the Holders (and to beneficial owners as required by applicable law) in the manner provided in Section 12 and shall be sent to Holders (and to beneficial owners as required by applicable law) not less than 20 Business Days prior to the Purchase Date (the "Company Notice Date"). Such Company Notices shall state the manner of payment elected and shall contain the following information:

     In the event the Company has elected to pay a Purchase Price (or a specified percentage thereof) with Common Stock, the Company Notice shall:

     (1) state that each Holder will receive Common Stock with a Market Price determined as of a specified date prior to the Purchase Date equal to such specified percentage of the Purchase Price of the Debentures held by such Holder (except any Cash amount to be paid in lieu of fractional share); and

     (2) set forth the method of calculating the Market Price and state that because the Market Price of Common Stock will be determined prior to the Purchase Date, the Holders will bear the market risk with respect to the value of the Common Stock to be received from the date such Market Price is determined to the Purchase Date.

     In any case, each Company Notice shall include a form of Purchase Notice to be completed by a Debentureholder and shall state:

     (i)       the Purchase Price and Conversion Rate;

     (ii)      the name and address of the Paying Agent and the Conversion
Agent;

     (iii) that Debentures as to which a Purchase Notice has been given may be converted only if the applicable Purchase Notice has been withdrawn in accordance with the terms of this Indenture;

     (iv) that Debentures must be surrendered to the Paying Agent to collect payment;

     (v) that the Purchase Price for any Debenture as to which a Purchase Notice has been given and not withdrawn will be paid promptly following the later of the Purchase Date and the time of surrender of such Debenture as described in (iv);

     (vi)      the procedures the Holder must follow under Section 3.8;

     (vii)     briefly, the conversion rights of the Debentures; and

     (viii) the procedures for withdrawing a Purchase Notice (including, without limitation, for a conditional withdrawal pursuant to the terms of
Section 3.8 (a) (1) (D) or Section 3.10).

     At the Company's request and at the Company's expense, the Trustee shall give the Company Notice in the Company's name; provided, however, that, in all cases, the text of the Company Notice shall be prepared by the Company.

     (f) Covenants of the Company. All shares of Common Stock delivered upon conversion or purchase of the Debentures shall be newly issued shares or treasury shares, shall be fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company shall cause to have listed or quoted all such shares of Common Stock on each United States national securities exchange or over-the counter or other domestic market on which the Common Stock is then listed or quoted.

     (g) Procedure Upon Purchase. On or before 10:00 a.m. New York City time on the Purchase Date, the Company shall deposit with the Paying Agent Cash (in respect of a Cash purchase under Section 3.8(c) or for fractional interests, as applicable), or shares of Common Stock, or a combination thereof, as applicable, sufficient to pay the aggregate Purchase Price of the Debentures to be purchased pursuant to this Section 3.8. As soon as practicable after the Purchase Date, the Company shall deliver to each Holder entitled to receive Common Stock, through the Paying Agent, a certificate for the number of full shares of Common Stock, as applicable, issuable in payment of such Purchase Price and Cash in lieu of any fractional interests. The Person in whose name the certificate for Common Stock is registered shall be treated as a holder of record following the Purchase Date. Subject to Section 3.8(d), no payment or adjustment will be made for dividends on the Common Stock the record date for which occurred on or prior to the Purchase Date.

     (h) Taxes. If a Holder of a Debenture is paid in Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issue of shares of Common Stock. However, the Holder shall pay any such tax which is due because the Holder requests the shares of Common Stock to be issued in a name other than the Holder's name. The Paying Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Paying Agent receives a sum sufficient to pay any tax which will be due because the shares of Common Stock are to be issued in a name other than the Holder's name. Nothing herein shall preclude any income tax withholding required by law or regulations.

     Section 3.9. Repurchase at Option of the Holder Upon a Change in Control.

     (a) If a Change in Control shall occur at any time prior to the Final Maturity Date, each Holder of Debentures shall have the right, at such Holder's option, to require the Company to purchase such Holder's Debentures on the date (the "Change in Control Purchase Date") (or if such date is not a Business Day, the next succeeding Business Day) that is 20 days after the date of the Company Change in Control Notice. The Debentures will be repurchased in part in integral multiples of $l,000 of Principal Amount at the Final Maturity Date. The Company shall purchase such Debentures for Cash at a price (the "Change in Control Purchase Price") equal to the Issue Price plus accrued Original Issue Discount to the Change in Control Purchase Date. No Debentures may be repurchased at the option of the Holders due to a Change in Control if there has occurred and is continuing an Event of Default (other than a default in the payment of the Change in Control Purchase Price with respect to such Debentures).

     (b) The Company, or at its request (which must be received by the Trustee at least three Business Days prior to the date the Trustee is requested to give such notice as described below) the Trustee in the name of and at the expense of the Company, shall mail to all Holders of record of the Debentures a notice (a "Company Change in Control Notice") of the occurrence of a Change in Control and of the repurchase right arising as a result thereof on or before the fifteenth day after the occurrence of such Change in Control. The Company shall promptly furnish to the Trustee a copy of such notice.

     (c) For a Debenture to be so repurchased at the option of the Holder, the Paying Agent must receive such Debenture with the form entitled "Change in Control Purchase Notice" on the reverse thereof duly completed, together with such Debenture duly endorsed for transfer, on or before the Change in Control Purchase Date. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Debenture for redemption shall be determined by the Company, whose determination shall be final and binding.

     (d) A "Change in Control" shall be deemed to have occurred at such time after the original issuance of the Debentures as:

     (i) any Person, other than the Company, any subsidiary of the Company or any entity Controlled (as defined below) by the foregoing, or any employee benefit plan of the Company or any such subsidiary, is or becomes the beneficial owner, directly or indirectly, through a purchase or other acquisition transaction or series of transactions (other than a merger or consolidation involving the Company), of shares of capital stock of the Company entitling such Person to exercise in excess of 50% of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors;

     (ii) there occurs any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of the assets of the Company as, or substantially as, an entirety to another Person (other than (i) any such transaction pursuant to which the Holders of the Common Stock immediately prior to such transaction have, directly or indirectly, shares of capital stock of the continuing or surviving corporation immediately after such transaction which entitle such Holders to exercise in excess of 50% of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors and (ii) any merger (1) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or (2) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock and separate series of Common Stock carrying substantially the same relative rights as the Common Stock); or

     (iii) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

     provided, however, that a Change in Control shall not be deemed to have occurred if either (a) the Closing Price per share of the Common Stock for any ten (10) Trading Days (each, a "Pricing Trading Date") within the period of 20 consecutive Trading Days ending immediately before the Change in Control shall equal or exceed 105% of the price determined by dividing (i) the sum of the Issue Price plus Original Issue Discount accrued to such Trading Day, by (ii) the Conversion Rate, provided that at least five Pricing Trading Days occur within the 10 consecutive Trading Days ending immediately before the Change in Control, or (b) (i) at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of Common Stock with full voting rights traded on a national securities exchange or quoted on the NASDAQ National Market (or which will be so traded or quoted when issued or exchanged in connection with such

Change in Control) (such securities being referred to as "Publicly
Traded Securities") and as a result of such transaction or transactions such Debentures become convertible solely into such Publicly Traded Securities and
(ii) the consideration in the transaction or transactions constituting the Change of Control consists of cash, Publicly Traded Securities or a combination of cash and Publicly Traded Securities with an aggregate fair market value (which, in the case of Publicly Traded Securities, shall be equal to the average Closing Price of such Publicly Traded Securities during the ten (10) consecutive Trading Days, commencing with the sixth Trading Day, following consummation of the transaction or transactions constituting the Change in Control) which is at least 105% of the price determined by dividing (i) the sum of the Issue Price plus Original Issue Discount accrued to such Trading Day, by (ii) the Conversion Rate.

     (iv)      For purposes of this Article III,

     (A) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission pursuant to the Exchange Act;

     (B) the term "Person" shall include any syndicate or group which would be deemed to be a "Person" under Section 13(d)(3) of the Exchange Act; and

     (C) The term "Controlled" shall mean ownership or control of more than 50% of the voting power of such entity.

     Section 3.10.  Effect of Purchase Notice or Change in Control Purchase
                    Notice.

     Upon receipt by the Company of the Purchase Notice or Change in Control Purchase Notice specified in Section 3.8(a) or Section 3.9(b), as applicable, the Holder of the Debenture in respect of which such Purchase Notice or Change in Control Purchase Notice, as the case may be, was given shall (unless such Purchase Notice or Change in Control Purchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Debenture. Such Purchase Price or Change in Control Purchase Price shall be paid to such Holder promptly following the later of (x) the Purchase Date or the Change in Control Purchase Date, as the case may be, with respect to such Debenture (provided the conditions in Section 3.8(a) or Section 3.9(c), as applicable, have been satisfied) and (y) the time of delivery of such Debenture to the Paying Agent by the Holder thereof in the manner required by
Section 3.8(a) or Section 3.9(c), as applicable. Debentures in respect of which a Purchase Notice or Change in Control Purchase Notice, as the case may be, has been given by the Holder thereof may not be converted for shares of Common Stock on or after the date of the delivery of such Purchase Notice (or Change in Control Purchase Notice, as the case may be), unless such Purchase Notice (or Change in Control Purchase Notice, as the case may be) has first been validly withdrawn as specified in the following two paragraphs.

     A Purchase Notice or Change in Control Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the Purchase Date or the Change in Control Purchase Date, as the case may be, to which it relates specifying;

     (1) the certificate number of the Debenture in respect of which such notice of withdrawal is being submitted,

     (2) the Principal Amount at the Final Maturity Date of the Debenture with respect to which such notice of withdrawal is being submitted, and

     (3) the Principal Amount at the Final Maturity Date , if any, of such Debenture which remains subject to the original Purchase Notice or Company Change in Control Notice, as the case may be, and which has been or will be delivered for purchase by the Company.

     A written notice of withdrawal of a Purchase Notice may be in the form of
(i) a conditional withdrawal contained in a Purchase Notice pursuant to the terms of Section 3.8(a)(1)(D) or (ii) a conditional withdrawal containing the information set forth in Section 3.8(a)(1)(D) and the preceding paragraph and contained in a written notice of withdrawal delivered to the Paying Agent as set forth in the preceding paragraph.

     There shall be no purchase of any Debentures pursuant to Section 3.8 (other than through the issuance of Common Stock in payment of the Purchase Price, including Cash in lieu of any fractional shares) or redemption pursuant to
Section 3.9 if there has occurred prior to, on or after, as the case may be, the giving, by the Holders of such Debentures, of the required Purchase Notice (or Change in Control Purchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Purchase Price or Change in Control Purchase Price, as the case may be, with respect to such Debentures).

     Section 3.11.  Deposit of Purchase Price or Change in Control Purchase
                    Price.

     On or before 10:00 a.m. New York City time on a Purchase Date or a Change in Control Purchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company or an Affiliate of the Company is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of money and/or Common Stock, if permitted hereunder, sufficient to pay the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of all the Debentures or portions thereof which are to be purchased as of such Purchase Date or Change in Control Redemption Date, as the case may be.

     Section 3.12.  Debentures Purchased in Part.

     Any Debenture that is to be purchased, or redeemed upon a Change in Control, only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Debenture, without service charge, a new Debenture or Debentures, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Debenture so surrendered which is not purchased or redeemed.

     Section 3.13. Covenant to Comply with Securities Laws Upon Purchase of Debentures.

                         In connection with any offer to purchase Debentures
                    under Section 3.8 or 3.9 hereof, the Company shall (i) comply with Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act, if applicable, (ii) file the related Schedule 13E-4 (or any successor schedule, form or report) under the Exchange Act, if applicable, and (iii) otherwise comply with all Federal and state Securities laws so as to permit the rights and obligations under

                    Section 3.8 and 3.9 to be exercised in the time and in the manner specified in Section 3.8 and 3.9.

     Section 3.14.  Repayment to the Company.

                         The Trustee and the Paying Agent shall return to the
                    Company any cash or shares of Common Stock that remain unclaimed as provided in paragraph 14 of the Debentures, together with interest that the Trustee has agreed to pay pursuant to Section 8.5, if any, or dividends, if any, paid thereon while such shares are held by the Trustee or the Paying Agent, held by them for the payment of a Purchase Price or Change in Control Purchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Common Stock deposited by the Company pursuant to Section 3.11 exceeds the aggregate Purchase Price or Change in Control Purchase Price, as the case may be, of the Debentures or portions thereof which the Company is obligated to purchase as of the Purchase Date or Change in Control Purchase Date, as the case may be, then promptly after the Business Day following the Purchase Date or Change in Control Purchase Date, as the case may be, the Trustee and the Paying Agent shall return any such excess to the Company together with interest that the Trustee has agreed to pay pursuant to Section 8.5, if any, or dividends, if any, paid thereon while such shares are held by the Trustee or the Paying Agent.

                    ARTICLE IV

                          SUBORDINATION OF DEBENTURES

     Section 4.1.   Debentures Subordinated to Senior Indebtedness.

                         The Company covenants and agrees, and each Holder of
                    Debentures issued hereunder by his or her acceptance thereof likewise covenants and agrees, that all Debentures shall be issued subject to the provisions of this Article IV; and each Person holding any Debenture, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                         The payment of the Principal Amount, Issue Price,
                    accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price, interest and any other amounts payable, if any, in respect of all Debentures issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or other payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter incurred, or thereafter created, assumed or guaranteed.

                         No provision of this Article IV shall prevent the
                    occurrence of any Default or Event of Default hereunder.

     Section 4.2.   Payments to Holders.

                         No payment shall be made with respect to the payment of
                    Principal Amount, Issue Price, accrued Liquidated Damages, if any, accrued Original Issue Discount, Redemption Price, Purchase Price, Change in Control Purchase Price, interest and any other amounts payable, if any, on the Debentures except payments and distributions made by the Trustee as permitted by Section 4.6, if:

                         (a) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist, or

                         (b) a default, other than a payment default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a written notice of the default (a "Payment Blockage Notice") from a Representative or the Company.

                         If the Trustee receives any Payment Blockage Notice
                    pursuant to clause (b) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of the Principal Amount due at the Final Maturity Date, Purchase Price, Redemption Price, or Change in Control Purchase Price, as applicable, on the Debentures that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

                         The Company, after providing written notice to the
                    Trustee, shall resume payments on and distributions in respect of the Debentures upon the earlier of:

                         (a) the date upon which the default is cured or waived or ceases to exist, or

                         (b) in the case of a default referred to in clause (b) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated;

                         unless this Article IV otherwise prohibits the payment
                    or distribution at the time of such payment or distribution.

                         Upon any payment by the Company, or distribution of
                    assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the Principal Amount due at the Final Maturity Date, Purchase Price, Redemption Price, or Change in Control Purchase Price, as applicable, on the Debentures (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization) and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Debentures or the Trustee would be entitled, except for the provision of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Debentures or by the

                    Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution or provision therefor is made to the holders of the Debentures or to the Trustee.

                         For purposes of this Article IV, the words "cash,
                    property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Debentures to the payment of all Senior Indebtedness which may at the time be outstanding provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII.

                         In the event of the acceleration of the Debentures
                    because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Debentures in respect of the Debentures (including, but not limited to, the Redemption Price, Purchase Price or Change in Control Purchase Price ), except payments and distributions made by the Trustee as permitted by Section 4.6, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Debentures is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration.

                         In the event that, notwithstanding the foregoing
                    provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the Holders before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                         Nothing in this Section 4.2 shall apply to claims of,
                    or payments to, the Trustee under or pursuant to Section
                    8.6. This Section 4.2 shall be subject to the further provisions of Section 4.6, and the right to rescind and annul acceleration of any notice given pursuant to Section 7.1.

     Section 4.3. Debentures to Be Subrogated to Rights of Holders of Senior Indebtedness.

                         Subject to the payment in full in cash or other payment
                    satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness of the Company, the rights of the Holders of the Debentures shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or Debentures of the Company applicable to such Senior Indebtedness until the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price in respect of the Debentures shall be paid in full, and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of assets, whether in cash, property or securities, distributable to the holders of Senior Indebtedness under the provisions hereof to which the Holders would be entitled except for the provisions of this Article IV, and no payment pursuant to the provisions of this Article IV to the holders of Senior Indebtedness by the Holders shall, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article IV are, and are intended, solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                         Upon any payment or distribution of assets of the
                    Company referred to in this Article IV, the Trustee and the Holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, delivered to the Trustee, to the Holders of the Debentures for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IV.

     Section 4.4.   Obligations of the Company Unconditional.

                         Nothing contained in this Article IV or elsewhere in
                    this Indenture or in any Debenture is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price on the Debentures, as the same shall become due and payable in accordance with the terms of the Debentures, or to affect the relative rights of the Holders and other creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon the happening of an Event of Default under this Indenture, subject to the provisions of Article VIII, and the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of assets, whether in cash, property or securities, of the Company received upon the exercise of any such remedy.

     Section 4.5.   Notice to Trustee.

                         The Company shall give prompt written notice to the
                    Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or from the holder or holders of Senior Indebtedness or from their Representative or Representatives; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 8.1 and 8.2, shall be entitled to assume conclusively that such facts do not exist.

                         The Trustee shall be entitled to rely on the delivery
                    to it of a written notice by a Person representing himself or herself to be a holder of Senior Indebtedness (or a Representative of such holder) to establish that such notice has been given by a holder of Senior Indebtedness or a Representative of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of each Person under this Article IV, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

     Section 4.6.   Application by Trustee of Monies Deposited With It.

                         Money or U.S. Government Obligations deposited with the
                    Trustee or any Paying Agent (whether or not in trust) for the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, and Change in Control Purchase Price on any Debentures shall be subject to the provisions of Sections 4.1, 4.2, 4.3 and 4.4; except that, if two (2) Business Days prior to the date on which by the terms of this Indenture any such monies or U.S. Government Obligations may become payable for any purpose (including, without limitation, the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, and Change in Control Purchase Price on any Debenture) the Trustee shall not have received with respect to such monies or U.S. Government Obligations the notice provided for in Section 4.5, then the Trustee or any Paying Agent shall have full power and authority to receive such monies and to apply such monies to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section 4.6 shall be construed solely for the benefit of the Trustee and the Paying Agent and shall not otherwise affect the rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article IV.

     Section 4.7. Subordination Rights Not Impaired by Acts or Omissions of Company or holders of Senior Indebtedness.

                         No right of any present or future holders of any Senior
                    Indebtedness to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of any Senior Indebtedness may extend, renew, modify or amend the terms of such Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of the Senior Indebtedness shall be effective against the holders of the Senior Indebtedness unless the holders of such Senior Indebtedness (required pursuant to the terms of such Senior Indebtedness to give such consent) have consented thereto.

     Section 4.8.   Trustee to Effectuate Subordination.

                         Each Holder of a Debenture by his or her acceptance
                    thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
                    Article IV and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

     Section 4.9.   Right of Trustee to Hold Senior Indebtedness.

                         The Trustee, in its individual capacity, shall be
                    entitled to all of the rights set forth in this Article IV in respect of any Senior Indebtedness at any time held by it (including without limitation the Senior Indebtedness held by it as of the date of this Indenture) to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

     Section 4.10.  Article IV Not to Prevent Events of Default.

                         The failure to make a payment on account of the
                    Principal Amount due at the Final Maturity Date, Purchase Price, Redemption Price, or Change in Control Purchase Price, as applicable, on the Debentures by reason of any provision in this Article IV shall not be construed as preventing the occurrence of an Event of Default under
                    Section 7.1.

     Section 4.11.  No Fiduciary Duty Created to Holders of Senior Indebtedness.

                         Notwithstanding any other provision in this Article IV,
                    the Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article IV.

     Section 4.12.  Article Applicable to Paying Agent.

                         In case at any time any Paying Agent other than the
                    Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article IV shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article IV in addition to or in place of the Trustee.

     Section 4.13.  Treatment of Conversion Payments.

                         Notwithstanding anything in this Indenture to the
                    contrary, neither the issuance and delivery of junior Debentures upon conversion of the Debentures in accordance with Article XV nor the payment of cash in lieu of fractional shares of Common Stock in accordance with Article XV shall be deemed to constitute a payment or distribution on account of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price Purchase Price or Change in Control Purchase Price in respect of the Debentures. For the purposes of this paragraph, the term "junior Debentures" means (a) shares of any stock of any class of the Company,
                    (b) Debentures of the Company which are subordinated in right of payment to all Senior Indebtedness of the Company which may be outstanding at the time of issuance or delivery of such Debentures to substantially the same extent as, or to a greater extent than, the Debentures are so subordinated as provided in this Article IV, and (c) any Debentures into which the Debentures become convertible pursuant to Section
                    12.1 which are Debentures of a Person required to enter into a supplemental indenture pursuant to such Section 12.1 and are either (x) shares of any stock of any class of such Person, or (y) Debentures of such Person which are subordinated in right of payment to all Senior Indebtedness of such Person which may be outstanding at the time of issuance or delivery of such Debentures to substantially the same extent as, or to a greater extent than, the Debentures or, are so subordinated as provided in this Article IV. Nothing contained in this Article or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Debentures, the right, which is absolute and unconditional, of the holder of any Debenture to convert such Debenture in accordance with Article XV.

     Section 4.14.  Reliance on Judicial Order or Certificate of Liquidating
                    Agent.

                         Upon any payment or distribution of assets of the
                    Company referred to in this Article IV, the Trustee and the Holders of Debentures shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Debentures, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IV.

                    ARTICLE V

                                   COVENANTS


     Section 5.1.   Payment of Debentures.

                         The Company shall promptly make all payments in respect
                    of the Debentures on the dates and in the manner provided in the Debentures or pursuant to this Indenture. Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price and interest, if any, shall be considered paid on the applicable date due or, in the case of a Purchase Price or Change in Control Purchase Price, on the Business Day following the applicable Purchase Date or Change in Control Purchase Date, as the case may be, if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money or Debentures, if permitted hereunder, sufficient to pay all such amount then due.

                         The Company shall pay interest on overdue amounts at
                    the rate set forth in paragraph 1 of the Debentures and it shall pay interest on overdue interest at the same rate compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue and shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount.

     Section 5.2.   SEC Reports.

                         So long as the Debentures or the Common Stock issued
                    upon conversion of the Debentures are Restricted Securities, if the Company is not subject to either Section 13 or 15(d) of the Exchange Act, the Company shall at the request of any Holder of Debentures (or holders of Common Stock issued upon conversion of the Debentures) provide to such Holder of Debentures (or holders of such Common Stock) and any prospective purchaser designated by such Holders (or holders of such Common Stock), as the case may be, such information, if any, required by Rule 144A(d)(4) under the Securities Act.

                         The Company shall file with the Trustee, within 15 days
                    after it files such annual and quarterly reports, information, documents and other reports with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

     Section 5.3.   Maintenance of Office or Agency.

     The Company will maintain in the Borough of Manhattan, the City of New York office or agency (which may be the Corporate Trust Office) where the Debentures may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, the City of New York.

     The Company may also from time to time designate one or more other offices or agencies where the Debentures may be presented or surrendered for any or all such purposes and may from time to time rescind such designations provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in New York, New York, for such purposes. The Company will give prompt written notice to the holders of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby initially designates each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in New York, New York as one such office or agency of the Company for each of the aforesaid purposes.

     Section 5.4.   Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claims or take the benefit or advantage of, any stay, extension, usury law or other law which would prohibit or forgive the Company from paying all or any portion of any amounts due on or with respect to the Debentures as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

     Section 5.5.   Liquidation.

     Subject to the provisions of Article IV, so far as they may be applicable hereto, the Board of Directors or the shareholders of the Company may not adopt a plan of liquidation, which plan provides for, contemplates or the effectuation of which is preceded by (a) the sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company otherwise than substantially as an entirety (any such sale, lease, conveyance or other disposition substantially as an entirety being governed by Article VII) and (b) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to the holders of the capital stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction of the

Company's obligations hereunder and under the Debentures as to the payment of the Principal Amount at the Final Maturity Date. The Company shall be deemed to make provision for such payments only if (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such interest, to pay the Principal Amount of the Debentures then outstanding and to pay all other sums payable by it hereunder or (2) there is an express assumption of the due and punctual payment of the Company's obligations hereunder and under the Debentures and the performance and observance of all covenants and conditions to be performed by the Company hereunder, by the execution and delivery of a supplemental indenture in form satisfactory to the Trustee by a Person who acquires, or will acquire (otherwise than pursuant to a lease), all or substantially all of the assets of the Company, and which Person will have assets (immediately after the acquisition) and aggregate earnings (for such Person's four full fiscal quarters immediately preceding such acquisition) at least equal to the assets of the Company (immediately preceding such acquisition) and the aggregate earnings of the Company (for its four (4) full fiscal quarters immediately preceding the acquisition), respectively, and which is a corporation organized under the laws of the United States, any State thereof or the District of Columbia; provided, however, that the Company shall not make any liquidating distribution until after the Company (x) has certified to the Trustee with an Officers' Certificate at least five (5) days prior to the making of any liquidating distribution that it has complied with the provisions of this Section 5.5 and (y) delivered to the Trustee an Opinion of Counsel that all conditions precedent to such liquidation have been complied with.

     Section 5.6.   Compliance Certificates.

     The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company, an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any Default or Event of Default. If such signer knows of such a Default or Event of Default, the Officers' Certificate shall describe the Default or Event of Default and the efforts to remedy the same. For the purposes of this Section 5.6, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

     Section 5.7.   Notice of Defaults.

     In the event (a) that Indebtedness of the Company in an aggregate amount in excess of $25,000,000 is declared due and payable before its maturity because of the occurrence of any default under such Indebtedness, or (b) of the occurrence of any event which, with the giving of notice or the passage of time, or both, would entitle the holder or holders of such Indebtedness to declare such Indebtedness due and payable before its maturity, the Company will promptly give written notice to the Trustee of such declaration.

     Section 5.8.   Payment of Taxes and Other Claims.

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company, directly or by reason of its ownership of any Subsidiary, or upon the income, profits or property of the Company and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

     Section 5.9.   Corporate Existence.

     Subject to Article XII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and rights (charter and statutory); provided, however, that the Company shall not be required to preserve any right if the Board of Directors shall determine in good faith that the preservation is no longer desirable in the conduct of the Company's business and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

     Section 5.10.  Maintenance of Properties.

     Subject to Section 5.5, the Company and its Subsidiaries will cause all material properties (real and personal) owned, leased or licensed in the conduct of their business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof and thereto, all as in the reasonable judgment of the Board of Directors may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times while any Debentures are outstanding, provided, however, that nothing in this Section 5.10 shall prevent the Company and its Subsidiaries from discontinuing the maintenance of any such properties if, in the reasonable judgment of the Board of Directors, such discontinuance is desirable in the conduct of the Company's business and is not, and will not be, adverse in any material respect to the Holders.

     Section 5.11.  Further Instruments and Acts.

     Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

ARTICLE VI

DEBENTUREHOLDERS' LISTS AND REPORTS
                                BY THE TRUSTEE

     Section 6.1.   Holders' Lists.

     The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually, not more than 15 days after each April 1 and October 1 in each year beginning with 1998, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of Debentures as of a date not more than 15 days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Debenture Registrar.

     Section 6.2.   Preservation and Disclosure of Lists.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of Debentures contained in the most recent list furnished to it as provided in
Section 6.1 or maintained by the Trustee in its capacity as Debenture Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in
Section 6.1 upon receipt of a new list so furnished.

     (b) The rights of Holders to communicate with other Holders of Debentures with respect to their rights under this Indenture or under the Debentures, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (c) Every Debentureholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders of Debentures made pursuant to the Trust Indenture Act.

     Section 6.3.   Reports by Trustee.

     (a) Within 60 days after December 31 of each year commencing with the year 1998, the Trustee shall transmit to Holders of Debentures such reports dated as of December 31 of the year for which such reports are made concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (b) A copy of such report shall, at the time of such transmission to Holders of Debentures, be filed by the Trustee with each stock exchange or automated quotation system upon which the Debentures may be listed or traded and with the Company. The Company will notify the Trustee in writing within a reasonable time if the Debentures are listed on any stock exchange or automated quotation system.

ARTICLE VII

REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                            ON AN EVENT OF DEFAULT

     Section 7.1.   Events of Default.

     In case one or more of the following Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

     (a) default in the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price or Change in Control Purchase Price on any Debenture when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise (provided that in the case of a default in the payment of Liquidated Damages, such default in payment of Liquidated Damages continues for a period of 30 days), whether or not such payment is permitted under Article IV hereof; or

     (b) failure on the part of the Company or any Subsidiary with respect to its obligation to pay principal of or interest on Indebtedness for borrowed money which default shall have resulted in the acceleration of Indebtedness in an amount in excess of $25,000,000; or

     (c) default by the Company with respect to any Indebtedness for borrowed money of the Company, which default results in acceleration of any such Indebtedness in an amount of in excess of $25,000,000 without such Indebtedness having been discharged, or such acceleration having been rescinded or annulled for a period of 10 days; or

     (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debentures or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) for a period of 60 days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Trust Officer of the Trustee by the Holders of at least 25% in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4; or

     (e) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due; or

     (f) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive days; or

     (g) the entry by a court having jurisdiction in the premises of a final judgment, decree or order against the Company or any Subsidiary which shall require the payment by the Company or any Subsidiary of an amount (to the extent not covered by insurance) in excess of $25,000,000 and the continuance of any such judgment, decree or order unstayed or unsatisfied and in effect for a period of 60 consecutive days which is not being contested in good faith by appropriate proceedings;

     then, and in each and every such case (other than an Event of Default specified in Section 7.1(e) or (f)), the Trustee by notice to the Company, or the Holders of at least 25% in aggregate Principal Amount of the Debentures at the time outstanding by notice to the Company and the Trustee, may declare the Issue Price and accrued Original Issue Discount to the date of declaration on all the Debentures to be immediately due and payable. Upon such a declaration, such Issue Price and accrued Original Issue Discount shall be due and payable immediately. If an Event of Default specified in Section 7.1(e) or (f) occurs and is continuing, the Issue Price and accrued Original Issue Discount on all the Debentures shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate Principal Amount of the Debentures at the time outstanding, by notice to the Company and the Trustee (and without notice to any other Debentureholder), may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price and accrued Original Issue Discount that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 8.6 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Holders of Debentures, and the Trustee shall be restored respectively to their several positions and rights hereunder and all rights, remedies and powers of the Company, the Holders of Debentures, and the Trustee shall continue as though no such proceeding had been taken.

     Section 7.2.   Collection Suit by Trustee; Trustee May File Proofs of
                    Claim.

     (a) If an Event of Default described in Section 7.1(a) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount owing with respect to the Debentures and the amounts provided for in Section 8.6.

     (b) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Debentures or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, in respect of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (i) to file and prove a claim for the whole amount of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

     and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.6.

     If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Indebtedness or their representative or representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Debentures which are required to be paid or delivered to the holders of Senior Indebtedness as provided in this Article and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Indebtedness or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claims of any Holder in any such proceeding.

     Section 7.3.   Application of Monies Collected by Trustee.

     If the Trustee collects any money pursuant to this Article VII, it shall pay out the money in the following order:

     First:  to the Trustee for amounts due under Section 8.6;

     Second:  to holders of Senior Indebtedness to the extent required by
Article IV;

     Third: subject to the provisions of Article IV, to Holders for amounts due and unpaid on the Debentures for the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Debentures; and

     Fourth: subject to the provisions of Article IV, the balance, if any, to the Company.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 7.3. At least 15 days before such record date, the Trustee shall, at the Company's expense, mail to each Debentureholder and the Company a notice that states the record date, the payment date and amount to be paid.

     Section 7.4.   Proceedings by Holders.

     No Holder shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Debentures then outstanding determined in accordance with Section 9.4 shall have made written request upon the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7, it being understood and intended, and being expressly covenanted by the taker and Holder of every Debenture with every other taker and Holder of the Debentures and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Debentures, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision of this Indenture and any provision of any Debenture, the right of any Holder of any Debenture to receive payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may be on or after the respective due dates therefor as set forth in such Debenture or in this Indenture, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such Holder.

     Anything in this Indenture or the Debentures to the contrary notwithstanding, the Holder of any Debenture, without the consent of either the Trustee or the Holder of any other Debenture, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

     Section 7.5.   Proceedings by Trustee.

     If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of the Issue Price, Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price, or interest, if any, as the case may be on the Debentures or to enforce the performance of any provision of the Debentures or this Indenture.

     In case of an Event of Default, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 7.6.   Remedies Cumulative and Continuing.

     Except as provided in the last paragraph of Section 2.9, all powers and remedies given by this Article VII to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Debentures to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

     Section 7.7.   Control by Majority of Holders.

     The Holders of a majority in aggregate Principal Amount of the Debentures at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it.

     Section 7.8.   Notice of Defaults.

     The Trustee shall, within 90 days after a Trust Officer has knowledge of the occurrence of a Default or any Event of Default, mail to all Holders, as the names and addresses of such Holders appear upon the Debenture register, notice of all Defaults or Events of Default known to a Trust Officer, unless such Defaults or Events of Default shall have been cured or waived before the giving of such notice and provided that, except in the case of default in the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price or interest, if any, as the case may on any of the Debentures, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

     Section 7.9.   Undertaking to Pay Costs.

     All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, provided that the provisions of this Section 7.9 (to the extent permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Holders, holding in the aggregate more than ten percent in principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Debentureholder for the enforcement of the payment of the Principal Amount due at the Final Maturity Date, Purchase Price, Redemption Price, or Change in Control Purchase Price, as applicable, on any Debenture on or after the due date therefor or to any suit for the enforcement of the right to convert any Debenture in accordance with the provisions of Article XV or to require the Company to repurchase any Debenture in accordance with Section 3.8.

ARTICLE VIII

                            CONCERNING THE TRUSTEE

     Section 8.1.   Duties and Responsibilities of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

     (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture or the Trust Indenture Act against the Trustee; and

     (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer or Officers, unless the Trustee was negligent in ascertaining the pertinent facts;

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Principal Amount of the Debentures at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

     (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee as Trustee, Paying Agent, Debenture Registrar, Custodian or Conversion Agent shall be subject to the provisions of this Section.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

     Section 8.2.   Reliance on Documents, Opinions, Etc.

     Except as otherwise provided in Section 8.1,

     (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it thereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

     (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

     (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder;

     (g) the Trustee shall not be deemed to have notice of an Event of Default or of any event or condition which, with the giving of notice, the passage of time, or both, might constitute an Event of Default unless (i) the Trustee has received written notice thereof from the Company or any Debentureholder or (ii) a Trust Officer shall have actual knowledge thereof;

     (h) the Trustee shall not be liable for any action it takes in good faith which it believes to be authorized or within its rights or powers;

     (i) in the absence of bad faith on its part, the Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of any Debenture shall be conclusive and binding upon all future owners of the same Debenture and upon Debentures issued in exchange therefor or in place thereof;

     (j) the Trustee shall be responsible only for performing those duties of the Trustee specifically provided for herein and no implied duties or liabilities shall be read into this Indenture against the Trustee;

     (k) the Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it in accordance with this Indenture; and

     (l) the Trustee shall not be required to give any bond or surety in respect of the execution of its rights and duties under this Indenture.

     Section 8.3.   No Responsibility for Recitals, Etc.

     The recitals contained herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of any Debentures or the proceeds of any Debentures authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     Section 8.4. Trustee, Paying Agents, Conversion Agents or Debenture Registrar May Own Debentures.

     The Trustee, any Paying Agent, any Conversion Agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures and may otherwise deal with the Company and its Affiliates with the same rights it would have if it were not Trustee, Paying Agent, Conversion Agent or Debenture Registrar.

     Section 8.5.   Monies to Be Held in Trust.

     Subject to the provisions of Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust thereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time in writing by the Company and the Trustee.

     Section 8.6.   Compensation and Indemnity of Trustee.

     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a Trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including without limitation the reasonable compensation and the expenses and disbursements of its counsel and of all Persons not regularly in its employ), except any such expense, disbursement or advance as may arise from the Trustee's negligence, willful misconduct or bad faith. The Company also covenants to indemnify and defend the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any claim, action, damage, penalty, judgment, loss, liability or expense incurred without negligence, willful misconduct, or bad faith on the part of the Trustee or such Agent or authenticating agent, as the case may be, and arising out of or in connection with this Indenture or any action or failure within the discretion, rights or powers conferred upon the Trustee hereunder or with the acceptance or administration of this trust or in any other capacity hereunder, including without limitation the costs and expenses of defending themselves against any claim of liability in the premises. All indemnifications and releases from liability granted under this Indenture to the Trustee shall extend to its Officers, directors, employees, agents, successors and assigns and to the Trustee in any capacity, including without limitation, Trustee, Debenture Registrar, Paying Agent, Conversion Agent or Custodian. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Debentures. The obligation of the Company under this Section 8.6 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

     When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

     Section 8.7.   Officers' Certificate as Evidence.

     Except as otherwise provided in Section 8.1, wherever in the administration of the provisions of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

     Section 8.8.   Conflicting Interests of Trustee.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 8.9.   Eligibility of Trustee.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section 8.9, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

     Section 8.10.   Resignation or Removal of Trustee.

          (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the Holders of Debentures. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation to the Holders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Debentureholder who has been a bona fide Holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

          (b)  In case at any time any of the following shall occur:

          (1) the Trustee shall fail to comply with Section 8.8 after written request therefor by the Company or by any Debentureholder who has been a bona fide Holder of a Debenture or Debentures for at least six (6) months; or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

          (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

     then, in any such case, the Company may remove the Trustee and appoint a successor Trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 7.9, any Debentureholder who has been a bona fide Holder of a Debenture or Debentures for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

     (c) The Holders of a majority in aggregate principal amount of the Debentures at the time outstanding may at any time remove the Trustee and nominate a successor Trustee which shall be deemed appointed as successor Trustee unless within ten (10) days after notice to the Company of such nomination, the Company objects thereto, in which case the Trustee so removed or any Debentureholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor Trustee.

     (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 8.11.

     Section 8.11.  Acceptance by Successor Trustee.

     Any successor Trustee appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein but, nevertheless, on the written request of the Company or of its successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such Trustee as such, except for funds held in trust for the benefit of Holders of particular Debentures, to secure any amounts then due it pursuant to the provisions of
Section 8.6.

     No successor Trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance, such successor Trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.11, the Company (or the former Trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such Trustee hereunder the Holders of Debentures at their addresses as they shall appear on the Debenture register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.12.  Succession by Merger, Etc.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Debentures shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee or authenticating agent appointed by such predecessor Trustee, and deliver such Debentures so authenticated and in case at that time any of the Debentures shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor Trustee may authenticate such Debentures either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee and in all such cases such certificates shall have the full force which it is anywhere in the Debentures or in this Indenture provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 8.13.  Limitation on Rights of Trustee as Creditor.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debentures), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

ARTICLE IX

                        CONCERNING THE DEBENTUREHOLDERS


     Section 9.1.   Action by Holders.

     When in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Debentures voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. Whenever the Company or the Trustee solicits the taking of any action by the Holders, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining Holders entitled to take such action. The record date shall be not more than 15 days prior to the date of commencement of solicitation of such action.

     Section 9.2.   Proof of Execution by Holders.

     Subject to the provisions of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Debentureholder or his Agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. Evidence of the holding of Debentures shall be provided by the registry of such Debentures or by a certificate of the Debenture Registrar.

     The record of any Holders' meeting shall be proved in the manner provided in Section 10.6.

     Section 9.3.   Who are Deemed Absolute Owners.

     The Company, any other obligor on the Debentures, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Debenture Registrar may deem the Person in whose name such Debenture shall be registered upon the Debenture register to be, and may treat him as, the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the Principal Amount, Issue Price, accrued Original Issue Discount, accrued Liquidated Damages, if any, Redemption Price, Purchase Price, Change in Control Purchase Price, or interest, if any, on any such Debenture, for conversion of such Debenture and for all other purposes and none of the Company, the Trustee or any authenticating agent nor any Debenture Registrar shall be affected by any notice to the contrary.
All such payments so made to any Holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon such Debenture.

     Section 9.4.   Company-Owned Debentures Disregarded.

     In determining whether the Holders of the requisite aggregate principal amount of Debentures have concurred in any direction, consent, waiver or other action under this Indenture, Debentures which are owned by the Company or any other obligor on the Debentures or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Debentures shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent, waiver or other action, only Debentures which a Trust Officer knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as outstanding for the purpose of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Debentures and that the pledgee is not the

Company, any other obligor on the Debentures or an Affiliate of the Company or any other obligor on the Debentures. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Debentures, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Debentures not listed therein are outstanding for the purpose of any determination under this
Section 9.4.

     Section 9.5.   Revocation of Consents; Future Holders Bound.

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debentures specified in this Indenture in connection with such action, any Holder of a Debenture which is shown by the evidence to be included in the Debentures the Holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as it concerns such Debenture. Except as aforesaid, any such action taken by the Holder of any Debenture shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debenture and of any Debentures issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Debenture or any Debenture issued in exchange or substitution therefor.

ARTICLE X

                          DEBENTUREHOLDERS' MEETINGS


     Section 10.1.  Purpose of Meetings.

     A meeting of Holders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article VII;

          (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article VIII;

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2; or

          (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Debentures under any other provision of this Indenture or under applicable law.

     Section 10.2.  Call of Meetings by Trustee.

     The Trustee may at any time call a meeting of Holders to take any action specified in Section 10.1, to be held at such time and at such place at a location within ten (10) miles of the Corporate Trust Office or in New York, New York, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to Holders of Debentures at their addresses as they shall appear on the Debenture register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

     Any meeting of Holders shall be valid without notice if the Holders of all Debentures then outstanding are present in Person or by proxy or if notice is waived before or after the meeting by the Holders of all Debentures outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     Section 10.3.  Call of Meetings by Company or Holders.

     In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Debentures then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place at any location within 10 miles of the Corporate Trust Office or New York, New York for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

     Section 10.4.  Qualifications for Voting.

     To be entitled to vote at any meeting of Holders a Person shall (a) be a Holder of one or more Debentures on the record date pertaining to such meeting or (b) be a Person appointed by an instrument in writing as proxy by such a Holder of one or more Debentures. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 10.5.  Regulations.

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Debentures and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 10.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in Principal Amount at the Final Maturity Date of the Debentures represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 9.4, at any meeting each Debentureholder or proxy Holder shall be entitled to one vote for each $1,000 principal amount of Debentures at the Final

Maturity Date then outstanding and held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Debenture challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Debentures held by him or instruments in writing as aforesaid duly designating him as the proxy vote on behalf of other Holders. Any meeting of Holders duly called pursuant to the provisions of Section 10.2 or
10.3 may be adjourned from time to time by the Holders of a majority of the aggregate principal amount of Debentures represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     Section 10.6.  Voting.

     The vote upon any resolution submitted to any meeting of Holders shall be by written ballot on which shall be subscribed the signatures of the Holders of Debentures or of their representative by proxy and the principal amount of the Debentures held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 10.2. The record shall show the principal amount of the Debentures voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 10.7.  No Delay of Rights by Meeting.

     Nothing in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Debentures.

ARTICLE XI

                            SUPPLEMENTAL INDENTURES


     Section 11.1.  Supplemental Indentures Without Consent of Holders.

     The Company, when authorized by resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to make any change that does not adversely affect the right of any Debentureholder ;

          (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Debentures, any property or assets;

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          (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article XII;

          (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the Holders of Debentures, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth provided, however, that in respect of any such additional covenants, restrictions or conditions such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (e) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the Holders;

          (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debentures; or

          (g) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect comply with the Trust Indenture Act, or under any similar federal statue hereafter enacted.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing or refusing to sign such supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 8.1, shall be fully protected in relying upon, an Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.

     Every amendment to or supplement of this Indenture or the Debentures shall comply with the Trust Indenture Act as then in effect.

     Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the Holders of any of the Debentures at the time outstanding, notwithstanding any of the provisions of Section 11.2.

     Section 11.2.  Supplemental Indentures with Consent of Holders.

     With the consent (evidenced as provided in Article IX) of the Holders of not less than a majority in aggregate principal amount of the Debentures at the time outstanding determined in accordance with Section 9.4, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or

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

indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the Holders, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debenture, reduce the Principal Amount at the Final Maturity Date, Issue Price, Purchase Price, Change in Control Purchase Price, Redemption Price or amount of cash paid in lieu of shares of Common Stock, change the obligation of the Company to repurchase any Debenture upon the occurrence of a Change in Control in a manner adverse to the Holder of Debentures, impair the right of any Debentureholder to institute suit for the payment thereof, change the currency in which the Debentures are payable, or impair the right to convert the Debentures in any material respect, or modify the provisions of this Indenture with respect to the subordination of the Debentures in a manner adverse to the Holders in any material respect, without the consent of the Holder of each Debenture so affected, or (ii) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any such supplemental indentures, without the consent of the Holders of all Debentures then outstanding.

     Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section
11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 11.3.  Effect of Supplemental Indenture.

     Any supplemental indenture executed pursuant to the provisions of this
Article XI shall comply with the Trust Indenture Act, as then in effect, provided that this Section 11.3 shall not require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this
Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Debentures shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 11.4.  Notation on Debentures.

     Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental

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

indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 16.11) and delivered in exchange for the Debentures then outstanding, upon surrender of such Debentures then outstanding.

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

     Section 11.5. Evidence of Compliance of Supplemental Indenture to Be Furnished Trustee.

     The Trustee, subject to the provisions of Sections 8.1 and 8.2, may require an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

ARTICLE XII

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE


     Section 12.1.  Company May Consolidate Etc. on Certain Terms.

     Subject to the provisions of Sections 3.9 and 12.2, nothing contained in this Indenture or in any of the Debentures shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of the property of the Company, substantially as an entirety, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same and which, in each case, shall be organized under the laws of the United States of America, any state thereof or the District of Columbia, provided, that upon any such consolidation, merger, sale, conveyance or lease, if the Company is not the surviving entity, the due and punctual payment of the Principal Amount at the Final Maturity Date, Issue Price, Purchase Price, Change in Control Purchase Price, Redemption Price on all of the Debentures, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.12, provided, further, immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

     Section 12.2.  Successor Corporation to Be Substituted.

     In case of any such consolidation, merger, sale, conveyance or lease referenced in Section 12.1 and upon the assumption by any successor corporation, by supplemental indenture required by Section 12.1, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the Principal Amount at the Final Maturity Date, Issue Price, Purchase Price, Change in Control Purchase Price, Redemption Price on any Debenture and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as such. Such successor corporation thereupon may cause to be signed and may issue either in its own name or in the name of Whole Foods Market, Inc. any or all of the Debentures issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Debentures which previously shall have been signed and

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

delivered by the Officers of the Company to the Trustee for authentication, and any Debentures which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debentures so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debentures theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Debentures had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of any such lease), the Person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII shall be released from its liabilities as obligor and maker of the Debentures and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Debentures thereafter to be issued as may be appropriate.

     Section 12.3.  Opinion of Counsel to Be Given Trustee.

     The Trustee, subject to Sections 8.1 and 8.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article XII.

ARTICLE XIII

                    SATISFACTION AND DISCHARGE OF INDENTURE

     Section 13.1.  Discharge of Indenture.

     When (a) the Company shall deliver to the Trustee for cancellation all Debentures theretofore authenticated (other than any Debentures which have been destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Debentures not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be canceled upon redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, monies sufficient to pay at the Final Maturity Date or upon redemption all of the Debentures (other than any Debentures which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Debentures shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including the Principal Amount, including Original Issue Discount due or to become due to such Final Maturity Date or Redemption Date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Debentures, (ii) rights hereunder of Holders to receive payments of the Principal Amount, including Original Issue Discount due with respect to the Debentures and the other rights, duties and obligations of Holders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by
Section 16.5 and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company,

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

however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures.

     Section 13.2.  Deposited Monies to Be Held in Trust by Trustee.

     Subject to Section 13.4, all monies deposited with the Trustee pursuant to
Section 13.1 and not in violation of Article IV shall be held in trust for the sole benefit of the Holders and shall not to be subject to the subordination provisions of Article IV, and such monies shall be applied by the Trustee to the payment, either directly or through any Paying Agent (including the Company if acting as its own Paying Agent), to the Holders of the particular Debentures for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for the Principal Amount, including Original Issue Discount.

     Section 13.3.  Paying Agent to Repay Monies Held.

     Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent for the Debentures (other than the Trustee) shall, upon written request of the Company, be repaid to the Company or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

     Section 13.4.  Return of Unclaimed Monies.

     Subject to the requirements of applicable law, any monies deposited with or paid to the Trustee for payment of the Principal Amount at the Final Maturity Date, including Original Issue Discount on Debentures, and not applied but remaining unclaimed by the Holders of Debentures for two years after the date upon which the Principal Amount at the Final Maturity Date, including Original Issue Discount on such Debentures, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies, and the Holder of any of the Debentures shall thereafter look only to the Company for any payment which such Holder may be entitled to collect, except if an applicable abandoned property law does not so permit.

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

     Section 13.5.  Reinstatement.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court of governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debentures shall be revived and reinstated as though no deposit had occurred pursuant to
Section 13.1 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 13.2, provided, however, that if the Company makes any payment of Principal Amount or Original Issue Discount of any Debenture following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Debentures to receive such payment from the money held by the Trustee or Paying Agent.

ARTICLE XIV

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

     Section 14.1.  Indenture and Debentures Solely Corporate Obligations.

     No recourse for the payment of the Principal Amount or any Original Issue Discount on any Debenture, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Debenture, or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, Officer, director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Debentures.

ARTICLE XV

                           CONVERSION OF DEBENTURES

     Section 15.1.  Right to Convert.

     A Holder of a Debenture may convert such Debenture for Common Stock at any time during the period stated in paragraph 9 of the Debentures. The number of shares of Common Stock issuable upon conversion of a Debenture per $1,000 of Principal Amount at the Final Maturity Date (the "Conversion Rate") shall be that set forth in paragraph 9 in the Debentures, subject to adjustment as herein set forth.

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

     A Holder may convert a portion of the Principal Amount at the Final Maturity Date of a Debenture if the portion is $1,000 or a multiple of $1,000. Provisions of this Indenture that apply to conversion of all of a Debenture also apply to conversion of a portion of a Debenture.

     Section 15.2.  Conversion Procedures.

     To convert a Debenture a Holder must satisfy the requirements in paragraph 9 of the Debentures. The date on which the Holder of Debentures satisfies all those requirements is the conversion date (the "Conversion Date"). As soon as practicable, but in no event later than the seventh Business Day, after the Conversion Date the Company shall deliver to the Holder, through the Conversion Agent, a certificate for the number of full shares of Common Stock issuable upon the conversion and Cash in lieu of any fractional share determined pursuant to
Section 15.3. The Person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Debenture on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Debenture shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Debenture, such Person shall no longer be a Holder of such Debenture.

     No payment or adjustment will be made for dividends on or other distributions with respect to any Common Stock except as provided in this
Article XV. On conversion of a Debenture, that portion of accrued Original Issue Discount attributable to the period from the Issue Date of the Debenture to the Conversion Date with respect to the converted Debenture shall not be canceled, extinguished or forfeited, but rather shall be deemed to be paid in full to the Holder thereof through delivery of the Common Stock (together with the Cash payment, if any, in lieu of fractional shares) in exchange for the Debenture being converted pursuant to the provisions hereof.

     If a Holder converts more than one Debenture at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total Principal Amount of the Debentures converted.

     Upon surrender of a Debenture that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Debenture in an authorized denomination equal in Principal Amount to the unconverted portion of the Debenture surrendered.

     If the last day on which a Debenture may be converted is a Legal Holiday in a place where a Conversion Agent is located, the Debenture may be surrendered to that Conversion Agent on the next succeeding day that it is not a Legal Holiday.

     Section 15.3.  Cash Payments in Lieu of Fractional Shares.

     The Company will not issue a fractional share of Common Stock upon conversion of a Debenture. Instead the Company will deliver Cash for the current market value of the fractional share. The current market value of a fractional share shall be determined to the nearest 1/10,000th of a share by multiplying the last reported sale price (determined as set forth in the

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

definition of Current Market Price) on the last Trading Day prior to the Conversion Date of a full share by the fractional amount and rounding the product to the nearest whole cent.

     Section 15.4.  Taxes on Conversion.

     If a Holder converts a Debenture, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulations.

     Section 15.5.  Company to Provide Stock.

     The Company shall, prior to issuance of any Debentures hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Debentures.

     All shares of Common Stock delivered upon conversion of the Debentures shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

     The Company will endeavor promptly to comply with all Federal and state Securities laws regulating the order and delivery of shares of Common Stock upon conversion of Debentures, if any, and will endeavor promptly, if permitted by the rules of such exchange, over-the-counter market or other market, to list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

     Section 15.6.  Adjustment of Conversion Rate.

     The Conversion Rate shall be adjusted from time to time by the Company as follows:

     (a) In case the Company shall (i) pay a dividend, or make a distribution, in shares of its Common Stock, on its Common Stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the holder of any Debenture thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Debenture been converted immediately prior to the happening of such event. If any dividend or distribution of the type described in clause (i) above is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. An adjustment made pursuant to this
Section 15.6(a) shall become effective immediately after the Record Date in the case of a dividend and shall become effective immediately after the effective date in the case of subdivision or combination.

     (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase Common

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

Stock at a price per share less than the Current Market Price per share of Common Stock at the Record Date for the determination of stockholders entitled to receive such rights or warrants, the Conversion Rate in effect immediately prior thereto shall be adjusted so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the Record Date for the determination of the stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such Record Date for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

     (c) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock (excluding any distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary) any shares of any class of capital stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (other than cash) or rights or warrants to subscribe for or purchase any of its Debentures (excluding those referred to in Section 15.6(b) hereof) (any of the foregoing hereinafter in this Section 15.6(c) called the "Distributed Securities"), then, the Conversion Rate shall be adjusted so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction of which the denominator shall be the Current Market Price per share of the Common Stock on the Record Date mentioned below, and the denominator shall be the Current Market Price per share of the Common Stock on such Record Date less the fair market value on such Record Date (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the Distributed Securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective immediately after the Record Date for the determination of stockholders entitled to receive such distribution. Notwithstanding the foregoing, in the event the then fair market value (as so determined) of the portion of the Distributed Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Debentureholder shall have the right to receive upon conversion the amount of Distributed Securities such Holder would have received had such Holder converted each Debenture on such Record Date. In the event that such distribution is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this

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

Section 15.6(c) by reference to the actual or when issued trading market for any Debentures, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock.

     Notwithstanding the foregoing provisions of this Section 15.6(c), no adjustment shall be made thereunder for any distribution of Distributed Securities if the Company makes proper provision so that each Holder of a Debenture who converts such Debenture (or any portion thereof) after the Record Date for such distribution shall be entitled to receive upon such conversion, in addition to the shares of Common Stock issuable upon such conversion, the amount and kind of Distributed Securities that such Holder would have been entitled to receive if such Holder had, immediately prior to such Record Date, converted such Debenture for Common Stock; provided that, with respect to any Distributed Securities that are convertible, exchangeable or exercisable, the foregoing provision shall only apply to the extent (and so long as) the Distributed Securities receivable upon conversion of such Debenture would be convertible, exchangeable or exercisable, as applicable, without any loss of rights or privileges for a period of at least 60 days following conversion of such Debenture.

     In the event the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Debentures the Holders will receive, in addition to the Common Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock at or prior to the time of conversion).

     (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section 15.12 applies or as part of a distribution referred to in Section 15.6(c)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 15.6(d) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 15.6(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.6(g)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the record date by a fraction of which the numerator shall be such Current Market Price of the Common Stock and the denominator shall be the Current Market Price of the Common Stock on the record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock, such increase to be effective immediately prior to the opening of business on the day following the record date and (y) the number of shares of Common Stock outstanding on the Record Date and provided, however, that, if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Debentureholder shall have the right to receive upon conversion the amount of cash

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

such Holder would have received had such Holder converted such Debenture immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 15.6(d) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this
Section 15.6(d) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

     (e) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 15.6(e) has been made, and (2) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 15.6(d) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.6(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to an maximum specified in the terms of the tender or exchanged offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender offer had not been made.

     (f) In case of a tender or exchange offer by a Person other than the Company or any Subsidiary for an amount which increases the offeror's ownership of Common Stock to more

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

than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors at the last time (the "Tender Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended)) at the Tender Expiration Time that exceeds the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, and in which, as of the Tender Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the Tender Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) on the Tender Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to an maximum specified in the terms of the tender or exchanged offer) of all shares validly tendered or exchanged and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Tender Purchased Shares") and
(y) the product of the number of shares of Common Stock outstanding (less any Tender Purchased Shares) on the Tender Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Tender Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Tender Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.6(f) shall not be made if as of the Tender Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII.

     (g) For purposes of this Section 15.6, the following terms shall have the meaning indicated:

     (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

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

     (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to the date in question provided, however, that if the "ex - dividend" trading for such rights, options warrants or distribution on the New York Stock Exchange or such other national or regional exchange or market on which the shares of Common Stock are then listed (or the effective date in the case of any subdivision, combination, or reclassification) occurs during such ten consecutive Trading Days, the "Current Market Price" shall be calculated for such period in a manner determined in good faith by the Board of Directors to reflect the impact of such dividend, subdivision, combination or reclassification on the Closing Price of the Common Stock during such period.

     (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

     (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

     (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange, the NASDAQ Stock Market (National Market) or another national security exchange, a day on which the New York Stock Exchange, the NASDAQ Stock Market (National Market) or another national security exchange is open for business or (y) if the applicable security is quoted on the NASDAQ National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     (i) For purposes of this Section 15.6, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     Section 15.7.  When Adjustment May be Deferred.

     No adjustment in the Conversion Rate need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate then in effect. Any adjustments that are made shall be carried forward and taken into account any subsequent adjustment.

     All calculations under this Article XV shall be made to the nearest cent or to the nearest 1/10,000th of a share, as the case may be.

     Section 15.8.  When No Adjustment Required.

     No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

     No adjustment need be made for a change in the par value or no par value of the Common Stock.

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

     To the extent the Debentures become convertible into cash, assets, property or Debentures (other than capital stock of the Company), no adjustment need be made thereafter as to the cash, assets, property or such Debentures. Interest will not accrue on the cash.

     Section 15.9  Notice of Adjustment.

     Whenever the Conversion Rate is adjusted, the Company shall promptly mail to Holders a notice of the adjustment. The Company shall file with the Trustee and the Conversion Agent such notice. The certificate shall, absent manifest error, be conclusive evidence that the adjustment is correct. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof.

     Section 15.10.  Voluntary Increase.

     The Company may make such increases in the Conversion Rate, in addition to those required by Sections 15.6, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company may from time to time increase the Conversion Rate by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is so increased, the Company shall mail to Holders and file with the Trustee and the Conversion Agent a notice of such increase. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same to any Holder desiring inspection thereof. Such Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes effect. The notice shall state the increased Conversion Rate and the period it will be in effect.

     Section 15.11.  Notice to Holders Prior to Certain Actions.

     In case:

     (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Rate pursuant to Section 15.6; or

     (b) the Company shall authorize the granting to all or substantially all the Holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

     (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

     (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

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

     the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Debentures at his address appearing on the Debenture register provided for in Section 2.5 of this Indenture, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined, or
(y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliver-able upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

     Section 15.12.  Effect of Reclassification, Consolidation, Merger or Sale.

     If any of the following events occur, namely (i) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, Debentures or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, Debentures or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture, providing that each Debenture shall be convertible into the kind and amount of shares of stock and other Debentures or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Debentures immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Debentures, at his address appearing on the Debenture register provided for in Section 2.5 of this Indenture, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 15.12 applies to any event or occurrence, Section 15.6 shall not apply.

     Section 15.13.  Responsibility of Trustee.

     The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Debentures to either calculate the Conversion Rate or determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in

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

making the same and shall be protected in relying upon an Officer's Certificate with respect to the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Debenture and the Trustee and any other Conversion Agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Debenture for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.12 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders upon the conversion of their Debentures after any event referred to in such Section 15.12 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer's Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

     Section 15.13.  Simultaneous Adjustments.

     In the event that this Article XV requires adjustments to the Conversion Rate under more than one of Sections 15.6(a), (b), (c) or (d), and the Record Dates for the distributions giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying, first, the provisions of Section 15.6(c), second, the provisions of Section 15.6(d), third, the provisions of Section 15.6(a), and fourth, the provisions of 15.6(b).

     Section 15.14.  Successive Adjustments.

     After an adjustment to the Conversion Rate under this Article XV, any subsequent event requiring an adjustment under this Article XV shall cause an adjustment to the Conversion Rate as so adjusted.

     Section 15.15.  General Considerations.

     Whenever successive adjustments to the Conversion Rate are called for pursuant to this Article XV, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this
Article XV and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

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

ARTICLE XVI

                           MISCELLANEOUS PROVISIONS

     Section 16.1.  Provisions Binding on Company's Successors.

     All the covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

     Section 16.2.  Official Acts by Successor Corporation.

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or Officer of the Company shall and may be done and performed with like force and effect by the like board, committee or Officer of any corporation that shall at the time be the lawful sole successor of the Company.

     Section 16.3.  Addresses for Notices, Etc.

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Debentures on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Whole Foods Market, Inc., 601 North Lamar Blvd., Suite # 300, Austin, Texas 78703, Attention: Glenda Flanagan, Vice President and Chief Financial Officer. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at 700 Lavaca, 5th Floor, Austin, Texas 78701, Attention: Global Trust Services.

     The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Debentureholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Debenture register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 16.4.  Governing Law.

     This Indenture and each Debenture shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be construed in accordance with the laws of the State of Texas.

     Section 16.5. Evidence of Compliance with Conditions Precedent Certificates to Trustee.

     Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or Opinion of Counsel provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based, (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

     Section 16.6.  Legal Holidays.

     In any case where the Final Maturity Date of the Debentures or the date (a "Legal Holiday") fixed for redemption or repurchase of any Debenture will not be a Business Day, then payment of such interest on or principal of the Debentures need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Final Maturity Date or the date fixed for redemption or repurchase, and no interest or Original Issue Discount shall accrue for the period from and after such date.

     Section 16.7.  Trust Indenture Act.

     This Indenture is hereby made subject to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act provided, however, that, unless otherwise required by law, notwithstanding the foregoing, this Indenture and the Debentures issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified provided, further, that this Section 16.7 shall not require this Indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to this Indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

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

     Section 16.8.   No Security Interest Created.

     Nothing in this Indenture or in the Debentures, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

     Section 16.9.   Benefits of Indenture.

     Nothing in this Indenture or in the Debentures, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any authenticating agent, any Custodian, any Conversion Agent, any Debenture Registrar and their successors hereunder, the Holders of Debentures and the Holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 16.10.  Table of Contents, Headings, Etc.

     The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 16.11.  Authenticating Agent.

     The Trustee may appoint an authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Debentures in connection with the original issuance thereof and transfers and exchanges of Debentures hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3, and 15.2, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Debentures. For all purposes of this Indenture, the authentication and delivery of Debentures by the authenticating agent shall be deemed to be authentication and delivery of such Debentures "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Debentures for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a Person eligible to serve as Trustee hereunder pursuant to Section 8.9.

     Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 16.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all Holders of Debentures as the names and addresses of such Holders appear on the Debenture register.

     The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

     The provisions of Sections 8.1, 8.2, 8.3, 8.4, 8.7, 9.3 and this Section
16.11 shall be applicable to any authenticating agent.

     Section 16.12.  Execution in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such countervails shall together constitute but one and the same instrument.

     Chase Bank of Texas, National Association hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, all as of the date first written above.

     Attest:                             WHOLE FOODS MARKET, INC.



     /s/ Authorized Officer                    By: /s/ Authorized Officer
     --------------------------------              ----------------------------



     Attest:                             CHASE BANK OF TEXAS, NATIONAL
                                         ASSOCIATION, AS TRUSTEE



     /s/ Authorized Officer                    By: /s/ Authorized Officer
     ---------------------------------             -----------------------------

                                   EXHIBIT A

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                      Number
                                                                                      ------
ARTICLE I    DEFINITIONS                                                                 i
                                                                                         -
 Section 1.1. Definitions.                                                               i
                                                                                         -
 Section 1.2. Other Definitions.                                                         i
                                                                                         -
 Section 1.3. Rules of Construction.                                                     i
                                                                                         -
ARTICLE II  THE DEBENTURES                                                               i
                                                                                         -
 Section 2.1. Designation, Amount and Issue of Debentures.                               i
                                                                                         -
 Section 2.2. Form of Debentures.                                                        i
                                                                                         -
 Section 2.3. Date and Denomination of Debentures.                                       i
                                                                                         -
 Section 2.4. Execution of Debentures.                                                   i
                                                                                         -
 Section 2.5. Debenture Registrar, Paying Agent and Conversion Agent.                    i
                                                                                         -
 Section 2.6. Paying Agent to Hold Money in Trust.                                       i
                                                                                         -
 Section 2.7. Debentureholder Lists.                                                     i
                                                                                         -
 Section 2.8. Exchange and Registration of Transfer of Debentures; Restrictions
              on Transfer; Depositary.                                                   i
                                                                                         -
 Section 2.9. Mutilated, Destroyed, Lost or Stolen Debentures.                           i
                                                                                         -
 Section 2.10. Treasury Debentures.                                                      i
                                                                                         -
 Section 2.11. Temporary Debentures.                                                     i
                                                                                         -
 Section 2.12. Cancellation.                                                             i
                                                                                         -
 Section 2.13. Persons Deemed Owners.                                                    i
                                                                                         -

ARTICLE III  REDEMPTION OF DEBENTURES                                                    ii
                                                                                         --
 Section 3.1.  Right to Redeem; Notice to Trustee.                                       ii
                                                                                         --
 Section 3.2.  Selection of Debentures to Be Redeemed.                                   ii
                                                                                         --
 Section 3.3.  Notice of Redemption.                                                     ii
                                                                                         --
 Section 3.4.  Effect of Notice of Redemption.                                           ii
                                                                                         --
 Section 3.5.  Deposit of Redemption Price.                                              ii
                                                                                         --
 Section 3.6.  Debentures Redeemed in Part.                                              ii
                                                                                         --
 Section 3.7.  Conversion Arrangement on Call for Redemption.                            ii
                                                                                         --
 Section 3.8.  Purchase of Debentures at Option of the Holder.                           ii
                                                                                         --
 Section 3.9.  Repurchase at Option of the Holder Upon a Change in Control.              ii
                                                                                         --
 Section 3.10. Effect of Purchase Notice or Change in Control Purchase Notice.           ii
                                                                                         --
 Section 3.11. Deposit of Purchase Price or Change in Control Purchase Price             ii
                                                                                         --
 Section 3.12. Debentures Purchased in Part                                              ii
                                                                                         --
 Section 3.13. Covenant to Comply with Securities Laws Upon Purchase of
 Debentures.                                                                             ii
                                                                                         --
 Section 3.14. Repayment to the Company.                                                 ii
                                                                                         --
ARTICLE IV  SUBORDINATION OF DEBENTURES                                                  ii
                                                                                         --
 Section 4.1.  Debentures Subordinated to Senior Indebtedness.                           ii
                                                                                         --
 Section 4.2.  Payments to Holders.                                                      ii
                                                                                         --
 Section 4.3.  Debentures to Be Subrogated to Rights of Holders of Senior
 Indebtedness.                                                                           ii
                                                                                         --
 Section 4.4.  Obligations of the Company Unconditional.                                 ii
                                                                                         --
 Section 4.5.  Notice to Trustee.                                                        ii
                                                                                         --
 Section 4.6.  Application by Trustee of Monies Deposited With It.                       ii
                                                                                         --
 Section 4.7.  Subordination Rights Not Impaired by Acts or Omissions of Company
 or holders of Senior Indebtedness.                                                      ii
                                                                                         --
 Section 4.8.  Trustee to Effectuate Subordination.                                      ii
                                                                                         --
 Section 4.9.  Right of Trustee to Hold Senior Indebtedness.                             ii
                                                                                         --
 Section 4.10. Article IV Not to Prevent Events of Default.                              ii
                                                                                         --

 Section 4.11. No Fiduciary Duty Created to Holders of Senior Indebtedness.              iii
                                                                                         ---
 Section 4.12. Article Applicable to Paying Agent.                                       iii
                                                                                         ---
 Section 4.13. Treatment of Conversion Payments                                          iii
                                                                                         ---
 Section 4.14. Reliance on Judicial Order or Certificate of Liquidating Agent            iii
                                                                                         ---
ARTICLE V   COVENANTS                                                                    iii
                                                                                         ---
 Section 5.1.  Payment of Debentures.                                                    iii
                                                                                         ---
 Section 5.2.  SEC Reports.                                                              iii
                                                                                         ---
 Section 5.3.  Maintenance of Office or Agency.                                          iii
                                                                                         ---
 Section 5.4.  Waiver of Stay, Extension or Usury Laws.                                  iii
                                                                                         ---
 Section 5.5.  Liquidation.                                                              iii
                                                                                         ---
 Section 5.6.  Compliance Certificates.                                                  iii
                                                                                         ---
 Section 5.7.  Notice of Defaults.                                                       iii
                                                                                         ---
 Section 5.8.  Payment of Taxes and Other Claims.                                        iii
                                                                                         ---
 Section 5.9.  Corporate Existence.                                                      iii
                                                                                         ---
 Section 5.10. Maintenance of Properties.                                                iii
                                                                                         ---
 Section 5.11. Further Instruments and Acts.                                             iii
                                                                                         ---
ARTICLE VI   DEBENTUREHOLDERS' LISTS AND REPORTS BY THE TRUSTEE                          iii
                                                                                         ---
 Section 6.1.  Holders' Lists.                                                           iii
                                                                                         ---
 Section 6.2.  Preservation and Disclosure of Lists.                                     iii
                                                                                         ---
 Section 6.3.  Reports by Trustee.                                                       iii
                                                                                         ---
ARTICLE VII   REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON AN EVENT OF
DEFAULT                                                                                  iii
                                                                                         ---
 Section 7.1.  Events of Default.                                                        iii
                                                                                         ---
 Section 7.2.  Collection Suit by Trustee; Trustee May File Proofs of Claim.             iii
                                                                                         ---
 Section 7.3.  Application of Monies Collected by Trustee.                               iii
                                                                                         ---

 Section 7.4.  Proceedings by Holders.                                                    iv
                                                                                          --
 Section 7.5.  Proceedings by Trustee.                                                    iv
                                                                                          --
 Section 7.6.  Remedies Cumulative and Continuing.                                        iv
                                                                                          --
 Section 7.7.  Control by Majority of Holders.                                            iv
                                                                                          --
 Section 7.8.  Notice of Defaults.                                                        iv
                                                                                          --
 Section 7.9.  Undertaking to Pay Costs.                                                  iv
                                                                                          --
ARTICLE VIII  CONCERNING THE TRUSTEE                                                      iv
                                                                                          --
 Section 8.1.  Duties and Responsibilities of Trustee.                                    iv
                                                                                          --
 Section 8.2.  Reliance on Documents, Opinions, Etc.                                      iv
                                                                                          --
 Section 8.3.  No Responsibility for Recitals, Etc.                                       iv
                                                                                          --
 Section 8.4.  Trustee, Paying Agents, Conversion Agents or Debenture Registrar
               May Own Debentures.                                                        iv
                                                                                          --
 Section 8.5.  Monies to Be Held in Trust.                                                iv
                                                                                          --
 Section 8.6.  Compensation and Indemnity of Trustee.                                     iv
                                                                                          --
 Section 8.7.  Officers' Certificate as Evidence.                                         iv
                                                                                          --
 Section 8.8.  Conflicting Interests of Trustee.                                          iv
                                                                                          --
 Section 8.9.  Eligibility of Trustee.                                                    iv
                                                                                          --
 Section 8.10. Resignation or Removal of Trustee.                                         iv
                                                                                          --
 Section 8.11. Acceptance by Successor Trustee.                                           iv
                                                                                          --
 Section 8.12. Succession by Merger, Etc.                                                 iv
                                                                                          --
 Section 8.13. Limitation on Rights of Trustee as Creditor.                               iv
                                                                                          --
ARTICLE IX  CONCERNING THE DEBENTUREHOLDERS                                               iv
                                                                                          --
 Section 9.1.  Action by Holders.                                                         iv
                                                                                          --
 Section 9.2.  Proof of Execution by Holders.                                             iv
                                                                                          --
 Section 9.3.  Who are Deemed Absolute Owners.                                            iv
                                                                                          --
 Section 9.4.  Company-Owned Debentures Disregarded.                                      iv
                                                                                          --
 Section 9.5.  Revocation of Consents; Future Holders Bound.                              iv
                                                                                          --

ARTICLE X  DEBENTUREHOLDERS' MEETINGS                                                      v
                                                                                           -
 Section 10.1. Purpose of Meetings.                                                        v
                                                                                           -
 Section 10.2. Call of Meetings by Trustee.                                                v
                                                                                           -
 Section 10.3. Call of Meetings by Company or Holders.                                     v
                                                                                           -
 Section 10.4. Qualifications for Voting.                                                  v
                                                                                           -
 Section 10.5. Regulations.                                                                v
                                                                                           -
 Section 10.6. Voting.                                                                     v
                                                                                           -
 Section 10.7. No Delay of Rights by Meeting.                                              v
                                                                                           -
ARTICLE XI  SUPPLEMENTAL INDENTURES                                                        v
                                                                                           -
 Section 11.1. Supplemental Indentures Without Consent of Holders.                         v
                                                                                           -
 Section 11.2. Supplemental Indentures with Consent of Holders.                            v
                                                                                           -
 Section 11.3. Effect of Supplemental Indenture.                                           v
                                                                                           -
 Section 11.4. Notation on Debentures.                                                     v
                                                                                           -
 Section 11.5. Evidence of Compliance of Supplemental Indenture to Be Furnished
 Trustee.                                                                                  v
                                                                                           -
ARTICLE XII  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE                             v
                                                                                           -
 Section 12.1. Company May Consolidate Etc. on Certain Terms.                              v
                                                                                           -
 Section 12.2. Successor Corporation to Be Substituted.                                    v
                                                                                           -
 Section 12.3. Opinion of Counsel to Be Given Trustee.                                     v
                                                                                           -
ARTICLE XIII  SATISFACTION AND DISCHARGE OF INDENTURE                                      v
                                                                                           -
 Section 13.1. Discharge of Indenture.                                                     v
                                                                                           -
 Section 13.2. Deposited Monies to Be Held in Trust by Trustee.                            v
                                                                                           -
 Section 13.3. Paying Agent to Repay Monies Held.                                          v
                                                                                           -
 Section 13.4. Return of Unclaimed Monies.                                                 v
                                                                                           -
 Section 13.5. Reinstatement.                                                              v
                                                                                           -

ARTICLE XIV   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,  OFFICERS AND DIRECTORS            vi
                                                                                          --
 Section 14.1.  Indenture and Debentures Solely Corporate Obligations.                    vi
                                                                                          --
ARTICLE XV  CONVERSION OF DEBENTURES                                                      vi
                                                                                          --
 Section 15.1.  Right to Convert.                                                         vi
                                                                                          --
 Section 15.2.  Conversion Procedures.                                                    vi
                                                                                          --
 Section 15.3.  Cash Payments in Lieu of Fractional Shares.                               vi
                                                                                          --
 Section 15.4.  Taxes on Conversion.                                                      vi
                                                                                          --
 Section 15.5.  Company to Provide Stock.                                                 vi
                                                                                          --
 Section 15.6.  Adjustment of Conversion Rate.                                            vi
                                                                                          --
 Section 15.7.  When Adjustment May be Deferred.                                          vi
                                                                                          --
 Section 15.8.  When No Adjustment Required.                                              vi
                                                                                          --
 Section 15.9   Notice of Adjustment                                                      vi
                                                                                          --
 Section 15.10. Voluntary Increase                                                        vi
                                                                                          --
 Section 15.11. Notice to Holders Prior to Certain Actions.                               vi
                                                                                          --
 Section 15.12. Effect of Reclassification, Consolidation, Merger or Sale.                vi
                                                                                          --
 Section 15.13. Responsibility of Trustee.                                                vi
                                                                                          --
 Section 15.13. Simultaneous Adjustments.                                                 vi
                                                                                          --
 Section 15.14. Successive Adjustments                                                    vi
                                                                                          --
 Section 15.15. General Considerations.                                                   vi
                                                                                          --
ARTICLE XVI  MISCELLANEOUS PROVISIONS                                                     vi
                                                                                          --
 Section 16.1.  Provisions Binding on Company's Successors.                               vi
                                                                                          --
 Section 16.2.  Official Acts by Successor Corporation.                                   vi
                                                                                          --
 Section 16.3.  Addresses for Notices, Etc.                                               vi
                                                                                          --
 Section 16.4.  Governing Law.                                                            vi
                                                                                          --
 Section 16.5.  Evidence of Compliance with Conditions Precedent Certificates to
 Trustee.                                                                                 vi
                                                                                          --

 Section 16.6.  Legal Holidays.                                                          vii
                                                                                         ---
 Section 16.7.  Trust Indenture Act.                                                     vii
                                                                                         ---
 Section 16.8.  No Security Interest Created.                                            vii
                                                                                         ---
 Section 16.9.  Benefits of Indenture.                                                   vii
                                                                                         ---
 Section 16.10. Table of Contents, Headings, Etc.                                        vii
                                                                                         ---
 Section 16.11. Authenticating Agent.                                                    vii
                                                                                         ---
 Section 16.12. Execution in Counterparts.                                               vii
                                                                                         ---